UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22820

Nuveen Flexible Investment Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report January 31, 2017

JPC
Nuveen Preferred Income Opportunities Fund

JPI
Nuveen Preferred and Income Term Fund

JPS
Nuveen Preferred Securities Income Fund

JPT
Nuveen Preferred and Income 2022 Term Fund

JPW
Nuveen Flexible Investment Income Fund

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready – no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or	www.nuveen.com/accountaccess If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets dropped, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial market shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, despite the administration’s initial focus on trade and immigration policy. However, when a substantive fiscal policy does emerge, the potential for legislative approval is not assured. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany and France, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 28, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred Securities Income Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen, LLC, are sub-advisers for the Nuveen Preferred Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) features management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred Securities Income Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management, a wholly owned subsidiary of Principal Global Investors, LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Preferred and Income 2022 Term Fund (JPT) features management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Flexible Investment Income Fund (JPW) features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers.

Effective January 31, 2017, JPC and JPS removed the investment policy prohibiting investment in floating rate securities.

Effective December 31, 2016, the primary and secondary benchmarks for JPC changed in order to better represent the current investible universe of preferred securities. The new primary is BofA Merrill Lynch U.S. All Capital Securities Index and new secondary Blended Benchmark is 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index, 30% BofA Merrill Lynch U.S. All Capital Securities Index and 20% BofA Merrill Lynch Contingent Capital Securities USD Hedged Index. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmarks.

Effective December 31, 2016, the primary and secondary benchmarks for JPS changed in order to better represent the current investible universe of preferred securities. The new primary is BofA/Merrill Lynch U.S. All Capital Securities Index and new secondary Blended Benchmark is 60% BofA/Merrill Lynch U.S. All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Securities USD Hedged Index. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmarks.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

On November 17, 2016, the Board of Trustees for the Funds approved a plan to merge the Nuveen Flexible Investment Income Fund (JPW) into the Nuveen Preferred Income Opportunities Fund (JPC). The merger is subject to customary conditions, including shareholder approval at the annual shareholder meeting.

Here the portfolio management teams discuss their management strategies and the performance of the Funds for the six-month reporting period ended January 31, 2017 for JPC, JPI, JPS and JPW; and for the abbreviated reporting period since the Fund’s inception on January 26, 2017 through January 31, 2017 for JPT.

What key strategies were used to manage JPC, JPI, JPS and JPW during this six-month reporting period ended January 31, 2017; and for the abbreviated reporting period since the Fund’s inception on January 26, 2017 through January 31, 2017 for JPT and how did these strategies influence performance?

Nuveen Preferred Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2017. For the six-month reporting period ended January 31, 2017, the Fund’s common shares at net asset value (NAV) outperformed the BofA/Merrill Lynch U.S. All Capital Securities Index, the new JPC Blended Benchmark, the old JPC Blended Benchmark and the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

JPC invests at least 80% of its managed assets in preferred securities and up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. The Fund is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market, each managing its own “sleeve” of the portfolio. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

Nuveen Asset Management

For the portion of the Fund managed by NAM, the Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed seeking to capitalize on strong and continuously improving credit fundamentals across NAM’s issuer base, coupled with arguably wide credit spreads (the difference between current yields on preferred securities and U.S. Treasury Bonds and other fixed income benchmarks) for the preferred security asset class. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies.

NAM employs a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between different investor bases within the preferred securities market, NAM tactically and strategically shifts capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction or another for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

6	NUVEEN

NAM continually monitors developments across the domestic and international financial markets, but NAM does not anticipate materially changing the Fund’s relative positioning strategy in the near future. NAM feels that valuations on the $25 par retail side of the market remain rich versus the $1,000 par institutional side of the market. NAM will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity, and because of NAM’s desire to position defensively against rising interest rates. Indeed, NAM has been concerned about the potential impact of rising rates on preferred security valuations for an extended period of time. Callable fixed rate coupon securities, like the majority of preferred security structures, contain an additional risk, also known as duration extension risk, which is not applicable to non-callable fixed income structures. Duration on callable fixed rate coupon securities tends to extend during periods of rising interest rates, exactly at the time when investors benefit the least from higher duration. Luckily, there are coupon structures within the preferred securities market, like floating rate, fixed-to-floating rate, and fixed-to-fixed rate coupons that do not expose investors to significant amounts of duration extension risk. Given NAM’s concern regarding the potential impact of rising interest rates on preferred security valuations, NAM favors these adjustable rate coupon structures which, all other factors remaining constant, provide a lower duration profile on day one, and almost no duration extension risk versus traditional fixed rate coupon structures. One final note, fixed-to-variable rate securities are more common on the $1,000 par side of the market, and thus another reason in addition to relative value considerations for NAM’s current, and foreseeable, overweight to $1,000 par securities relative to the new JPC Blended Benchmark.

As mentioned in previous reports, the population of “new generation” preferred and hybrid securities, such as contingent capital securities (otherwise known as CoCos), are now a meaningful presence within the preferred and hybrid security marketplace. NAM estimates the current universe of benchmark-eligible CoCo securities to be approaching almost $200 billion. As a reminder, international bank capital standards as outlined in Basel III require new Additional Tier 1 (AT1)-qualifying and Tier 2-qualifying securities to contain explicit loss absorbing features upon the breach of certain predetermined capital thresholds. These loss-absorbing features come in one of three structures: equity conversion, permanent write-down of principal, or temporary write-down of principal with the possibility of future write-up when/if the issuer were able to replenish capital levels back above the threshold trigger level. When allocating to this segment of the preferred and hybrid securities market, NAM has focused on those issuers that have meaningful capital cushions above regulatory minimum capital levels. Focusing exposure on these better capitalized issuers is designed to help minimize the likelihood of a conversion-to-equity event, principal-write-down or a skipped coupon payment. In addition to seeking out those issuers with larger capital cushions, NAM also favors those issuers that have, or have nearly, met their full regulatory requirement of AT1 securities outstanding. This is to help reduce the likelihood that future new AT1 issuance from a particular issuer might weigh on valuations of existing securities trading in the secondary market.

While the JPC sleeve managed by NAM was underweight to CoCos versus the new JPC Blended Benchmark, this does not necessarily reflect a bearish outlook for the sector. As of the end of the reporting period, JPC had an allocation of roughly 17% to CoCo securities versus nearly 40% in the blended index. The portfolio management team typically applies a ‘three-legged stool’ approach to investing in the CoCo market. The first leg of the stool is to focus on those issuers about which the credit research team has the highest conviction from a credit quality perspective. The second leg of the stool is for the portfolio management team to take the pool of high conviction credits, and to further narrow down the investable pool by focusing on issuers with the greatest capital cushions above their mandated regulatory minimum levels. This second leg of the stool is to help mitigate risk of coupon deferral and/or a contingency event. The final, third leg of the stool, is to take this pool of names and focus on the issuers that have fully, or nearly fully, issued their total amount of CoCo exposure (typically a minimum of 1.5% of a bank’s risk weighted assets) to meet regulatory capital requirements. While several issuers do indeed meet the three-legged stool test, several others only meet one or two of those three requirements, which generally leads the portfolio management team to decline to purchase. This is the primary reason for the underweight to the CoCo market during the reporting period. However, as more and more

NUVEEN	7

Portfolio Managers’ Comments (continued)

issuers meet all the requirements of the three-legged stool test, investors should anticipate increasing CoCo exposure within the Fund over time, all other factors remaining constant.

Unfortunately, during the reporting period, the underweight to the CoCo market was detrimental to relative performance versus the new JPC Blended Benchmark. The vast majority of the CoCo universe today is issued by European banks. During the reporting period, several large headlines that had been plaguing the European bank sector abated meaningfully, while headlines in the U.S., especially with respect to the unexpected presidential election results, seemingly added to risk premiums at the margin. As a result, option adjusted spreads (OAS) across the CoCo market generally decreased quite meaningfully during the reporting period, while OAS on average for U.S. securities on average increased.

As with any category within fixed income, preferred securities are not immune from the impact of rising interest rates. NAM seeks to minimize the negative impact of higher rates on the Fund by positioning in less interest rate sensitive securities, like variable rate, fixed-to-floating rate, and fixed-to-fixed rate coupon structures. However, it is also important to note that interest rates do not typically move in isolation, and credit spreads tend to have a negative correlation with the direction of interest rates. It is NAM’s experience that rising interest rates are frequently the result of an improving macro-economic landscape. In this type of environment, risk premiums should shrink, reflecting the lower risk profile of the overall market. Such credit spread compression in the preferred security asset class, if it occurs, could help mitigate the negative impact of rising interest rates.

As of January 31, 2017, NAM’s allocation to $1,000 par preferred securities was slightly overweight versus the new JPC Blended Benchmark. The Fund’s overweight to $1,000 par structures was accretive to relative performance. During the reporting period, interest rates in the U.S. spiked on the heels of the November 2016 presidential election. The new administration’s pro-growth agenda greatly revised higher investor expectations for both inflation and economic activity. Unfortunately, even before the back-up in interest rates, the $25 par side of the market was poised to underperform versus $1,000 par securities. First, even before the move higher in rates, valuations on the $25 par side of the market were arguably quite stretched, both on an absolute and relative basis. Second, the majority of less interest rate sensitive coupon structures like floating rate, fixed-to-floating rate, and fixed-to-fixed rate securities are found on the $1,000 par side of the market. These coupon structures tend to behave more defensively to rising interest rates versus traditional fixed rate coupon preferred securities, all other factors remaining constant. As a result of the difference in composition of coupon structures and relative valuations, it is not much of a surprise that the $25 par side of the market underperformed during the reporting period ended January 31, 2017.

In addition to floating rate, fixed-to-floating rate, and fixed-to-fixed rate coupon structures typically having a lower duration profile compared to traditional fixed rate coupons, all other factors remaining constant, the former also help immunize investors from duration extension risk during periods of rising interest rates. As of the beginning of the reporting period, the NAM sleeve of JPC had an effective duration of about 4.8 years versus the benchmark index at 4.2 years. However, by the end of the reporting period, the NAM sleeve of JPC had a duration of 4.82 years while the benchmark index duration had extended to 5.03 years. So while the duration of JPC’s NAM sleeve barely moved, the benchmark duration extended by 0.83 years, or an extension of almost 20%. Given NAM’s outlook for gradually rising interest rates then, the fixed-to-variable rate structures continue to be better aligned with NAM’s strategy versus traditional fixed rate coupon securities. As of the end of the reporting period, the JPC sleeve managed by NAM had an allocation of 82% to non-fixed rate coupon preferred securities, more than 10 percentage points above the blended index exposure of 70.7%.

With respect to the JPC sleeve managed by NAM, its allocation to lower investment grade and below investment grade securities is slightly higher compared to NAM’s blended benchmark index. NAM continues to believe that below investment grade securities will, over the long term, provide a more compelling risk-adjusted return profile than higher rated preferred securities. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity

8	NUVEEN

compared to higher rated security structures. As a result, this allocation also helps to express NAM’s desire to be positioned defensively against rising interest rates. Historically, lower rated securities have been sometimes overlooked by retail and institutional investors, and especially by investors with investment grade-only mandates. While lower rated preferred securities may exhibit periods of higher price volatility, NAM believes the return potential is disproportionately higher due to inefficiencies inherent in the segment. There is an important nuance to note regarding security ratings within the preferred marketplace. Preferred securities are typically rated several notches below an issuer’s senior unsecured debt rating. Consequently, in most instances, a BB rated preferred security is issued by an entity with an investment grade senior unsecured credit rating of BBB or higher. As a result, NAM does not believe that below investment grade rated preferred securities expose NAM’s investors to the same risks found in other below investment grade categories like traditional high yield bonds or senior loans.

NWQ Investment Management Company

For the portion of the Fund managed by NWQ, NWQ seeks to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

The investment grade corporate bond market generated a total return as measured by the BofA/Merrill Lynch U.S. Corporate Index of -3.96% for the reporting period, with the fourth quarter 2016 being the worst quarterly return since the second quarter of 2013, driven by the increase in Treasury rates. High Yield bonds as measured by the BofA/Merrill Lynch U.S. High Yield Index finished the reporting period up 6.23%. The BofA/Merrill Lynch Fixed Rate Preferred Securities Index returned -1.55% for the reporting period. The preferred market experienced large inflows into preferred exchange-traded funds (ETFs) and demand from overseas and retail accounts during the first half of the reporting period. The rally tapered off in September 2016 as yields on preferreds became historically low and unattractive to institutional buyers. November’s election result was the next catalyst to push preferreds prices lower. Like other incoming producing assets including REITs and high dividend yield stocks, preferreds sold off with Treasury yields as markets reacted to the election of Donald Trump.

The leveraged loan market, as represented by the Credit Suisse Leveraged Loan Index, produced a return of 4.51% for the six-month reporting period. The market was boosted by increased demand as the reality of rising rates was more evident. While technicals were certainly supportive to the asset class late in the reporting period, the outlook for loans remains constructive with default rates anticipated to remain benign, and fundamentals continuing to be supportive.

During the reporting period, NWQ’s preferred, equity and high yield holdings contributed to performance, while NWQ’s investment grade corporate bonds detracted from performance. Several sectors contributed to the Fund’s performance, in particular NWQ’s holdings in the industrial, real estate and insurance sectors.

Several of NWQ’s holdings performed well during the reporting period, in particular our equity holdings. Top performers included Nordstrom, Inc. common stock. Nordstrom is a best-in-class retailer with a healthy store footprint and growing e-commerce presence. However, it is not immune to the weak bricks-and-mortar retail landscape, which has been negatively affected by the shift to e-commerce. This presented an attractive entry point, because we viewed the company as fundamentally oversold and undervalued, and we initiated a position. However, given the secular challenges and the always-volatile holiday season, we remained disciplined and exited our position, as we no longer believed that the risk/reward profile was favorable. Another top performer was CIT Group Inc. as the stock reacted to company specific events and broader market trends. The company executed on a key strategic initiative, announcing

NUVEEN	9

Portfolio Managers’ Comments (continued)

the sale of its Aircraft Leasing unit. Additionally, U.S. Bank stocks reacted positively to the results of the U.S. Presidential election, as investors grew optimistic about the prospect of a Republican administration and Congress enacting lower corporate tax rates, looser regulation of financial firms and other pro-growth policy initiatives, which will benefit CIT along with its banking peers. Lastly, Siemens AG common stock also contributed to performance. During the reporting period, the company unexpectedly raised its annual profit forecast, signaling confidence that it can ride out a slowdown in China and drop in oil.

Individual positions that detracted from performance included health care sector holdings, AstraZeneca PLC and Teva Pharmaceutical Industries Limited. AstraZeneca’s stock was weak as concerns about pharmaceutical pricing continued to pressure the industry during the fourth quarter. The company’s third quarter 2016 results were somewhat below expectations, as AstraZeneca’s largest drug, Crestor, went off patent. NWQ continues to believe the company offers compelling risk/reward from these levels as its pipeline of new drugs comes online in the next couple of years. Teva Pharmaceuticals preferred stock also detracted from performance as the company faces the loss of patent exclusivity on its largest drug, Copaxone. Nevertheless, NWQ believes the company has numerous potential positive catalysts coming in 2017 that should drive the stock off its current floor, and believe that valuation on the name has bottomed. Lastly, the preferred stock of Wells Fargo & Company also detracted from performance. NWQ first purchased the convertible preferred when the security was offering an attractive pick up in yield versus the regular straight preferred. The convertible initially rallied as S&P U.S. Preferred Stock Index announced its inclusion of this security to its Index, prompting a flurry of preferred ETFs and other preferred players to add to their holdings. The position was negatively impacted when preferreds sold off with Treasury yields as markets reacted to the election of Donald Trump.

NWQ has always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, NWQ believes the Fund has been positioned to moderate potential rate impact through investments in shorter duration preferred securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Higher interest rates would decrease the call risk of bond holdings and conversely lower rates would increase the call risk of bond holdings, all other factors remaining constant. Effective duration would increase as interest rates rise.

During the period, the Fund wrote covered call options on common stocks to hedge equity exposure. These options had a negligible impact on performance.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended January 31, 2017. For the six-month reporting period ended January 31, 2017, the Fund’s common shares at net asset value (NAV) outperformed the BofA/Merrill Lynch U.S. All Capital Securities Index, the new JPI Blended Benchmark Index, the old JPI Blended Benchmark and the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed seeking to capitalize on strong and continuously improving credit fundamentals across our issuer base, coupled with arguably wide credit spreads (the difference between current yields on preferred securities and U.S. Treasury Bonds and other fixed income benchmarks) for the preferred security asset class. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies.

We employ a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The

10	NUVEEN

process begins with identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between different investor bases within the preferred securities market, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction or another for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We continually monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund’s relative positioning strategy in the near future. We feel that valuations on the $25 par retail side of the market remain rich versus the $1,000 par institutional side of the market. We will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity, and because of our desire to position defensively against rising interest rates. Indeed, we have been concerned about the potential impact of rising rates on preferred security valuations for an extended period of time. Callable fixed rate coupon securities, like the majority of preferred security structures, contain an additional risk, also known as duration extension risk, which is not applicable to non-callable fixed income structures. Duration on callable fixed rate coupon securities tends to extend during periods of rising interest rates, exactly at the time when investors benefit the least from higher duration. Luckily, there are coupon structures within the preferred securities market, like floating rate, fixed-to-floating rate, and fixed-to-fixed rate coupons that do not expose investors to significant amounts of duration extension risk. Given our concern regarding the potential impact of rising interest rates on preferred security valuations, we favor these adjustable rate coupon structures which, all other factors remaining constant, provide a lower duration profile on day one, and almost negligible duration extension risk versus traditional fixed rate coupon structures. One final note, fixed-to-variable rate securities are more common on the $1,000 par side of the market, and thus another reason in addition to relative value considerations for our current, and foreseeable, overweight to $1,000 par securities relative to the JPI Blended Benchmark.

As mentioned in previous reports, the population of “new generation” preferred and hybrid securities, such as contingent capital securities (otherwise known as CoCos), are now a meaningful presence within the preferred and hybrid security marketplace. We estimate the current universe of benchmark-eligible CoCo securities to be approaching almost $200 billion. As a reminder, international bank capital standards as outlined in Basel III require new Additional Tier 1 (AT1)-qualifying and Tier 2-qualifying securities to contain explicit loss absorbing features upon the breach of certain predetermined capital thresholds. These loss-absorbing features come in one of three structures: equity conversion, permanent write-down of principal, or temporary write-down of principal with the possibility of future write-up when/if the issuer were able to replenish capital levels back above the threshold trigger level. When allocating to this segment of the preferred and hybrid securities market, NAM has focused on those issuers that have meaningful capital cushions above regulatory minimum capital levels. Focusing exposure on these better capitalized issuers is designed to help minimize the likelihood of a conversion-to-equity event, a principal write-down or a skipped coupon payment. In addition to seeking out those issuers with larger capital cushions, we also favor those issuers that have, or have nearly, met their full regulatory requirement of AT1 securities outstanding. This is to help reduce the likelihood that future new AT1 issuance from a particular issuer might weigh on valuations of existing securities trading in the secondary market.

While JPI was underweight to CoCos versus the JPI Blended Benchmark, this does not necessarily reflect a bearish outlook for the sector. As of the end of the reporting period, JPI had an allocation of roughly 17% to CoCo securities versus nearly 40% in the blended index. The portfolio management team typically applies a ‘three-legged stool’ approach to investing in the CoCo market. The first leg of the stool is to focus on those issuers about which the credit research team has the highest conviction from a credit quality perspective. The second leg of the stool is for the portfolio management team to take the pool of high conviction credits, and to further narrow down the investable pool by focusing on issuers with the greatest capital cushions above their mandated regulatory minimum levels. This second leg of the

NUVEEN	11

Portfolio Managers’ Comments (continued)

stool is to help mitigate risk of coupon deferral and/or a contingency event. The final, third leg of the stool, is to take this pool of names and from focus on the issuers that have fully, or nearly fully, issued their total amount of CoCo exposure (typically a minimum of 1.5% of a bank’s risk weighted assets) to meet regulatory capital requirements. While several issuers do indeed meet the three-legged stool test, several others only meet one or two of those three requirements, which generally leads the portfolio management team to decline to purchase. This is the primary reason for the underweight to the CoCo market during the reporting period. However, as more and more issuers meet all the requirements of the three-legged stool test, investors should anticipate increasing CoCo exposure within the strategy over time, all other factors remaining constant.

Unfortunately, during the reporting period, the underweight to the CoCo market was detrimental to relative performance versus the new JPI Blended Benchmark. The vast majority of the CoCo universe today is issued by European banks. During the reporting period, several large headlines that had been plaguing the European bank sector abated meaningfully, while headlines in the U.S., especially with respect to the unexpected presidential election results, seemingly added to risk premiums at the margin. As a result, option adjusted spreads (OAS) across the CoCo market generally decreased quite meaningfully during the reporting period, while OAS on average for U.S. securities on average increased.

As with any category within fixed income, preferred securities are not immune from the impact of rising interest rates. We seek to minimize the negative impact of higher rates on the Fund by positioning in less interest rate sensitive securities, like variable rate, fixed-to-floating rate, and fixed-to-fixed rate coupon structures. However, it is also important to note that interest rates do not typically move in isolation, and credit spreads tend to have a negative correlation with the direction of interest rates. It is our experience that rising interest rates are frequently the result of an improving macro-economic landscape. In this type of environment, risk premiums should shrink, reflecting the lower risk profile of the overall market. Such credit spread compression in the preferred security asset class, if it occurs, could help mitigate the negative impact of rising interest rates.

As of January 31, 2017, our allocation to $1,000 par preferred securities was slightly overweight versus the JPI Blended Benchmark. The Fund’s overweight to $1,000 par structures was accretive to relative performance. During the reporting period, interest rates in the U.S spiked on the heels of the November 2016 presidential election. The new administration’s pro-growth agenda greatly revised higher investor expectations for both inflation and economic activity. Unfortunately, even before the back-up in interest rates, generically the $25 par side of the market was poised to underperform versus $1,000 par securities. First, even before the move higher in rates, valuations on the $25 par side of the market were arguably quite stretched, both on an absolute and relative basis. Second, the majority of less interest rate sensitive coupon structures like floating rate, fixed-to-floating rate, and fixed-to-fixed rate securities are found on the $1,000 par side of the market. These coupon structures tend to behave more defensively to rising interest rates versus traditional fixed rate coupon preferred securities, all other factors remaining constant. As a result of the difference in composition of coupon structures and relative valuations, it is not much of a surprise that the $25 par side of the market underperformed during the reporting period ended January 31, 2017.

In addition to floating rate, fixed-to-floating rate, and fixed-to-fixed rate coupon structures typically having a lower duration profile compared to traditional fixed rate coupons, all other factors remaining constant, the former also help immunize investors from duration extension risk during periods of rising interest rates. As of the beginning of the reporting period, JPI had an effective duration of about 4.8 years versus the benchmark index at 4.2 years. However, by the end of the reporting period, JPI had a duration of 4.83 years while the benchmark index duration had extended to 5.03 years. So while the duration of JPI barely moved during the reporting period, the benchmark duration extended by 0.83 years, or an extension of almost 20%. Given our outlook for gradually rising interest rates then, the fixed-to-variable rate structures continue to be better aligned with our strategy versus traditional fixed rate coupon securities. As of the end of the reporting period, JPI had an allocation of about 83% to non-fixed rate coupon preferred securities, more than 10 percentage points above the blended index exposure of 70.7%.

12	NUVEEN

With respect to JPI, its allocation to lower investment grade and below investment grade securities is slightly higher compared to its blended benchmark index. We continue to believe that below investment grade securities will, over the long term, provide a more compelling risk-adjusted return profile than higher rated preferred securities. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity compared to higher rated security structures. As a result, this allocation also helps to express our desire to be positioned defensively against rising interest rates. Historically, lower rated securities have been sometimes overlooked by retail and institutional investors, and especially by investors with investment grade-only mandates. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. There is an important nuance to note regarding security ratings within the preferred marketplace. Preferred securities are typically rated several notches below an issuer’s senior unsecured debt rating. Consequently, in most instances, a BB rated preferred security is issued by an entity with an investment grade senior unsecured credit rating of BBB or higher. As a result, we do not believe that below investment grade rated preferred securities expose our investors to the same risks found in other below investment grade categories like traditional high yield bonds or senior loans.

Nuveen Preferred Securities Income Fund (JPS)

The table in the Performance Overview and Holding Summaries section of this report provide total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2017. For the six-month reporting period ended January 31, 2017, the Fund’s common shares at net asset value (NAV) outperformed the BofA/Merrill Lynch U.S. All Capital Securities Index, the new JPS Blended Benchmark, the old JPS Blended Benchmark and the Bloomberg Barclays U.S. Aggregate Bond Index.

The investment objective of the Fund is to seek high current income consistent with capital preservation with a secondary objective to enhance portfolio value relative to the broad market for preferred securities. Under normal market conditions, the Fund seeks to invest at least 80% of its net assets in preferred securities and up to 20% of its net assets in debt securities, including convertible debt and convertible preferred securities.

Our broad strategy during the reporting period was to reduce the negative convexity risk in the Fund’s portfolio. Negative convexity is a term that refers to a declining rate of price change as interest rates decline. This can happen on a preferred security when its call option goes into-the-money when its yield declines, which in turn, makes its modified duration appear less risky. When these in-the-money options go out-of-the-money, the reverse can happen, which extends duration resulting in higher price risk. The sector of the preferred securities market with the most negative convexity is the $25 par sector (represented in materiality by the passive exchange-traded funds in preferred and hybrid securities).

One of our primary tactics has been to reduce the $25 par concentration in the Fund in favor of the contingent capital securities (otherwise known as CoCos) sector of preferred and hybrid securities. As mentioned in previous reports, CoCos contain explicit loss absorbing features upon the breach of certain predetermined capital thresholds. These loss-absorbing features come in one of three structures: equity conversion, permanent write-down of principal, or temporary write-down of principal with the possibility of future write-up when/if the issuer were able to replenish capital levels back above the threshold trigger level. The rotational trade from $25 par preferreds to CoCos eliminates negative convexity, (which relates to the tendency of a security’s interest rate risk to increase as market interest rates rise), generally picks up yield and adds opportunity for book yield to increase if the term structure of interest rates rises. Overall, we have a risk-averse orientation toward security structure and portfolio structure, which is in keeping with our efforts to preserve capital and provide attractive income relative to senior corporate credit. The $25 par sector represents approximately 16% of the Fund, while the CoCo sector represents 35%, both sectors are underweight the benchmark by roughly 11% and 5%, respectively. The Fund’s overweight is concentrated in the U.S. financial and global non-financial $1,000 par capital securities sector of the preferred and hybrid securities universe. The Fund’s below investment grade concentration decreased slightly from the prior period. The floating-rate and variable-rate (i.e., resettable fixed rate) positioning represents 78% of the Fund, which serves overall objective of income and capital preservation of the fund as coupon payments can increase as interest rates rise and moderates the Fund’s duration to be an average of 5.3 years.

NUVEEN	13

Portfolio Managers’ Comments (continued)

During the reporting period, the U.S. Federal Reserve Bank raised its target funds rate by 25 basis points in December 2016. There was also sharp correction in the $25 par sector of the market due to a very rapid rise in the U.S. 30-year Treasury rate and the over-bought value of the retail sector by the end of the summer of 2016. The CoCo sector led all other sectors of the preferred and hybrid securities market given the constructive regulatory changes in non-U.S. bank capital requirements relative to Tier (Pillar) 2 capital. The CoCo sector received some good fundamental news through regulatory changes during the summer of 2016 whereby coupon payments should gain more certainty because the capital that European Union (EU) member banks will be required to hold in order to pay the coupons was reduced. This change by the European Central Bank gives the EU banks more cushion to absorb losses before a capital trigger can begin to limit the maximum distributable amounts. A more recent development also in favor of reduced CoCo risk is a proposal for adoption by the EU’s capital directives to set CoCo payments in an objective priority over common stock dividends rather than to subjectively co-mingle the maximum distributable amounts into the same basket. News of this new rule came late in the reporting period and helped propel the CoCo sector higher, while the rest of the preferred securities market declined in sympathy to the post U.S. election bond markets. Some of the Fund’s top performing holdings this reporting period include CoCo sector holdings Lloyds Banking Group PLC 7.5% (CoCo) and HSBC Holdings PLC 6.875% (CoCo). Also positively contributing to performance were Catlin Insurance floaters. The underperformers for the reporting period include PNC’s 6.125% $25 par, Metlife 9.125% capital security and Wells Fargo 7.5% fixed-rate preferred security.

Nuveen Preferred and Income 2022 Term Fund (JPT)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the abbreviated period since its inception on January 26, 2017 and the reporting period ended January 31, 2017. For abbreviated reporting period ended January 31, 2017, the Fund’s shares at net asset value (NAV) underperformed the BofA/Merrill Lynch U.S. All Capital Securities Index.

The Fund seeks to provide high current income and total return from a portfolio of primarily preferred securities. The Fund provides access to both the exchange-traded and over-the-counter preferred securities markets, seeking to capitalize on price discrepancies that may occur between these two markets. The Fund also has the flexibility to opportunistically invest in preferred securities with various coupon structures including fixed-to-floating structures, which may help reduce interest rate risk and enhance performance in a rising rate environment. The Fund invests at least 80% of its managed assets in preferred and other income-producing securities. The Fund may invest without limit in below investment grade securities but no more than 10% in securities rated below B-/B3 at the time of investment. Up to 40% of its managed assets may be in securities issued by companies located anywhere in the world, but no more than 10% in securities of issuers in emerging market countries, and 100% in U.S. dollar-denominated securities. The Fund does not invest in contingent capital securities (otherwise known as CoCos).

During the five days the Fund was in existence during the reporting period, we began the invest up of the Fund. The invest up is proceeding and we look forward to reporting in detail in future reports.

Nuveen Flexible Investment Income Fund (JPW)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended January 31, 2017. For the six-month reporting period ended January 31, 2017, the Fund’s common shares at net asset value (NAV) outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

JPW invests at least 80% of its managed assets in income producing preferred, debt and equity securities issued by companies located anywhere in the world. Up to 50% of its managed assets may be in securities issued by non-U.S. companies, though all (100%) Fund assets will be in U.S. dollar-denominated securities. Up to 40% of its managed assets may consist of equity securities, not including preferred securities. Up to 75% of investments in debt and

14	NUVEEN

preferred securities that are of a type customarily rated by a credit rating agency, may be rated below investment grade, or if unrated, will be judged to be of comparable quality by NWQ. The Fund will invest at least 25% in securities issued by financial services companies.

The Fund’s investment objectives are to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

The investment grade corporate bond market, as measured by the BofA/Merrill Lynch U.S. Corporate Index posted a return of -3.96% for the reporting period, with the fourth quarter 2016 being the worst quarterly return since the second quarter of 2013, driven by the increase in Treasury rates. High Yield bonds, as measured by the BofA/Merrill Lynch U.S. High Yield Index, finished the reporting period up 6.23%. The BofA/Merrill Lynch Fixed Rate Preferred Securities Index returned -1.55% for the reporting period. The preferred market experienced large inflows into preferred exchange-traded funds and demand from overseas and retail accounts during the first half of the reporting period. The rally tapered off in September 2016 as yields on preferreds became historically low and unattractive to institutional buyers. November’s election result was the next catalyst to push preferreds prices lower. Like other incoming producing assets including REITs and high dividend yield stocks, preferreds sold off with Treasury yields as markets reacted to the election of Donald Trump.

The leveraged loan market, as represented by the Credit Suisse Leveraged Loan Index, produced returns of 4.51% for the six-month reporting period. The market was boosted by increased demand as the reality of rising rates was more evident and LIBOR returned to a level where much of the asset class was once again floating as floors were broadly crested. While technicals were certainly supportive to the asset class late in the period, the outlook for loans remains constructive with default rates anticipated to remain benign, and fundamentals continuing to be supportive.

During the reporting period, our preferred, equity and high yield holdings contributed to performance, while our investment grade corporate bonds detracted from performance. Several sectors contributed to the Fund’s performance, in particular our holdings in the industrial, reals estate and insurance sectors.

Several of our holdings performed well during the reporting period, in particular our equity holdings. Top performers included Nordstrom, Inc. common stock. Nordstrom is a best-in-class retailer with a healthy store footprint and growing e-commerce presence. However, it is not immune to the weak bricks-and-mortar retail landscape, which has been negatively affected by the shift to e-commerce. This presented an attractive entry point, because we viewed the company as fundamentally oversold and undervalued, and we initiated a position. However, given the secular challenges and the always-volatile holiday season, we remained disciplined and exited our position, as we no longer believed that the risk/reward profile was favorable. Another top performer was CIT Group Inc. as the stock reacted to company specific events and broader market trends. The company executed on a key strategic initiative in the quarter, announcing the sale of its Aircraft Leasing unit for a price that is accretive to the overall franchise. Additionally, U.S. Bank stocks reacted positively to the results of the U.S. Presidential election, as investors grew optimistic about the prospect of a Republican administration and Congress enacting lower corporate tax rates, looser regulation of financial firms, and other pro-growth policy initiatives, which will benefit CIT along with its banking peers. Lastly, Siemens AG common stock also contributed to performance. During the reporting period, the company unexpectedly raised its annual profit forecast, signaling confidence that it can ride out a slowdown in China and drop in oil.

Individual positions that detracted from performance included health care sector holdings, AstraZeneca PLC and Teva Pharmaceutical Industries. AstraZeneca’s stock was weak as concerns about pharmaceutical pricing continued to pressure

NUVEEN	15

Portfolio Managers’ Comments (continued)

the industry during the fourth quarter. The company’s third quarter 2016 results were somewhat below expectations, as AstraZeneca’s largest drug, Crestor, went off patent. We continue to believe the company offers compelling risk/reward from these levels as its pipeline of new drugs come online in the next couple of years. Teva Pharmaceuticals preferred stock also detracted from performance as the company faces the loss of patent exclusivity on its largest drug. Nevertheless, we believe the company has numerous potential positive catalysts coming in 2017 that should drive the stock off its current floor, and believe that valuation on the name has bottomed. Lastly, the common stock of StoneMor Partners LP also detracted. StoneMor Partners LP operates cemeteries, including selling burial lots, lawn and mausoleum crypts, cremation niches and perpetual care. The weak performance during the reporting period was due to the announcement that the company is “temporarily” reducing its quarterly distribution from $0.66 to $0.33 to conserve cash as it enters year two in its struggle to turn around its sales force. The timing and magnitude of this cut was a negative surprise. We eliminated this position as we feel the turnaround effort in its sales force may continue to drag on performance.

During the period, the Fund wrote covered call options on common stocks to hedge equity exposure. These options had a negative impact on performance.

16	NUVEEN

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of JPC, JPI, JPS and JPW relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings and for JPS the use of reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

JPC, JPI and JPS continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts contributed to overall Fund performance.

As of January 31, 2017, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPS	JPW
Effective Leverage*	28.73%	28.83%	32.40%	28.67%
Regulatory Leverage*	28.73%	28.83%	28.74%	28.67%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employ regulatory leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	August 1, 2016	Draws	Paydowns	January 31, 2017	Average Balance Outstanding	Draws	Paydowns	March 29, 2017
JPC	$404,100,000	$—	$—	$404,100,000	$404,100,000	$—	$—	$404,100,000
JPI	$225,000,000	$—	$—	$225,000,000	$225,000,000	$—	$—	$225,000,000
JPS	$945,000,000	$1,900,000	$(150,000,000)	$796,900,000	$842,644,022	$—	$—	$796,900,000
JPT	$—	$—	$—	$—	$—	$42,500,000	$—	$42,500,000
JPW	$27,000,000	$—	$—	$27,000,000	$27,000,000	$—	$—	$27,000,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted above, JPS utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
August 1, 2016	Purchases	Sales	January 31, 2017	Average Balance Outstanding	Purchases	Sales	March 29, 2017
$—	$150,000,000	$—	$150,000,000	$150,000,000	$—	$—	$150,000,000

NUVEEN	17

Common Share

Information

JPC, JPI, JPS AND JPT COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding JPC’s, JPI’s and JPS’s distributions is as of January 31, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS
August 2016	$0.0670	$0.1625	$0.0620
September	0.0670	0.1625	0.0620
October	0.0670	0.1625	0.0620
November	0.0670	0.1625	0.0620
December	0.0640	0.1505	0.0620
January 2017	0.0640	0.1505	0.0620
Total Distributions from Net Investment Income	$0.3960	$0.9510	$0.3720

Current Distribution Rate*	7.74%	7.60%	7.73%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

JPC, JPI and JPS seek to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of January 31, 2017, JPC, JPI and JPS had positive UNII balances, based upon our best estimate, for tax purposes. JPC and JPI had negative UNII balances while JPS had a positive UNII balance for financial reporting purposes.

All monthly dividends paid by JPC, JPI and JPS during the current reporting period, were paid from net investment income. If a portion of the Funds’ monthly distributions were sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

On February 16, 2017 (subsequent to the close of this reporting period), JPT declared its initial distribution of $0.1275 per share to shareholders, payable in April 2017.

18	NUVEEN

JPW DISTRIBUTION INFORMATION

The following information regarding JPW’s distributions is current as of January 31, 2017.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of January 31, 2017 of the sources (for tax purposes) of the Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2017 will be made in early 2018 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of January 31, 2017

Current Month Estimated Percentage of Distributions			Fiscal YTD Estimated Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
82.1%	15.8%	2.1%	$0.6780	$0.5565	$0.1070	$0.0145

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of January 31, 2017

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
6/25/2013	$0.1130	7.47%	19.19%	7.15%	0.62%	1.74%

COMMON SHARE REPURCHASES

During August 2016, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing JPC, JPI, JPS and JPW to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of January 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPW
Common shares cumulatively repurchased and retired	2,826,100	0	0	6,500
Common shares authorized for repurchase	9,690,000	2,275,000	12,040,000	370,000

NUVEEN	19

Common Share Information (continued)

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of January 31, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPS	JPT*	JPW
Common share NAV	$10.34	$24.40	$9.69	$24.52	$18.16
Common share price	$9.92	$23.77	$9.62	$24.90	$16.94
Premium/(Discount) to NAV	(4.06)%	(2.58)%	(0.72)%	1.55%	(6.72)%
6-month average premium/(discount) to NAV	(5.02)%	(2.09)%	(3.30)%	1.18%	(8.83)%

*	For the period January 26, 2017 (commencement of operations) through January 31, 2017.

20	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Preferred Securities Income Fund (JPS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a Fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. These and other risks such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPS.

NUVEEN	21

Risk Considerations (continued)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPT.

Nuveen Flexible Investment Income Fund (JPW)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Prices of equity securities may decline significantly over short or extended periods of time. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. These loss absorption features work to the benefit of the security issuer, not the investor. For these and other risks such as concentration and foreign securities risk, please see the Fund’s web page at www.nuveen.com/JPW.

22	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	23

JPC

Nuveen Preferred Income Opportunities Fund

Performance Overview and Holding Summaries as of January 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPC at Common Share NAV	2.00%	11.83%	10.69%	5.08%
JPC at Common Share Price	(1.01)%	15.12%	12.21%	5.68%
BofA Merrill Lynch U.S. All Capital Securities Index	(0.13)%	6.38%	7.77%	3.55%
JPC Blended Benchmark (New Blended Benchmark)	0.43%	6.83%	6.51%	3.68%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	(1.55)%	5.07%	6.53%	2.96%
JPC Blended Benchmark (Old Blended Benchmark)	(1.46)%	5.28%	6.63%	3.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

24	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	3.7%
$25 Par (or similar) Retail Preferred	54.4%
Convertible Preferred Securities	2.9%
Corporate Bonds	14.0%
$1,000 Par (or similar) Institutional Preferred	64.1%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	0.3%
Net Assets Plus Borrowings	140.3%
Borrowings	(40.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	30.4%
Insurance	19.0%
Capital Markets	9.0%
Equity Real Estate Investment Trusts	5.9%
U.S. Agency	5.4%
Food Products	4.9%
Diversified Financial Services	3.9%
Consumer Finance	3.6%
Other	17.3%
Repurchase Agreements	0.6%
Total	100%

Country Allocation1

(% of total investments)

United States	76.1%
United Kingdom	6.2%
France	3.3%
Canada	2.1%
Australia	1.7%
Other	10.6%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc.	3.7%
Wells Fargo & Company	3.1%
General Electric Capital Corporation	2.9%
JP Morgan Chase & Company	2.8%
Bank of America Corporation	2.8%

Credit Quality

(% of total long-term fixed-income investments)

A	5.0%
BBB	45.9%
BB or Lower	39.3%
N/R (not rated)	9.8%
Total	100%

1	Includes 1.7% (as a percentage of total investments) in emerging market countries.

NUVEEN	25

JPI

Nuveen Preferred and Income Term Fund

Performance Overview and Holding Summaries as of January 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JPI at Common Share NAV	3.11%	10.25%	9.29%
JPI at Common Share Price	0.58%	9.02%	8.06%
BofA/Merrill Lynch U.S. All Capital Securities Index	(0.13)%	6.38%	7.53%
JPI Blended Benchmark (New Blended Benchmark)	2.43%	8.59%	5.62%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	(1.55)%	5.07%	5.79%
JPI Blended Benchmark (Old Blended Benchmark)	(1.38)%	5.48%	5.87%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

26	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	40.6%
Corporate Bonds	10.8%
$1,000 Par (or similar) Institutional Preferred	87.3%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	1.2%
Net Assets Plus Borrowings	140.5%
Borrowings	(40.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	36.0%
Insurance	22.6%
U.S. Agency	9.1%
Capital Markets	8.7%
Diversified Financial Services	6.0%
Food Products	4.3%
Other	12.9%
Repurchase Agreements	0.4%
Total	100%

Country Allocation1

(% of total investments)

United States	62.2%
United Kingdom	10.2%
France	6.0%
Australia	3.2%
Switzerland	2.8%
Other	15.6%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc.	3.9%
Farm Credit Bank of Texas	3.4%
Cobank Agricultural Credit Bank	3.3%
Wells Fargo & Company	3.3%
General Electric Capital Corporation	3.2%

Credit Quality

(% of total long-term
investments)

A	5.9%
BBB	49.2%
BB or Lower	41.1%
N/R (not rated)	3.8%
Total	100%

1	Includes 1.9% (as a percentage of total investments) in emerging market countries.

NUVEEN	27

JPS

Nuveen Preferred Securities Income Fund

Performance Overview and Holding Summaries as of January 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPS at Common Share NAV	4.15%	11.00%	10.34%	4.40%
JPS at Common Share Price	3.94%	15.29%	10.78%	4.69%
BofA Merrill Lynch U.S. All Capital Securities Index	(0.13)%	6.38%	7.09%	6.89%
JPS Blended Benchmark (New Blended Benchmark)	2.43%	8.59%	6.48%	4.27%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.95)%	1.45%	2.09%	4.37%
JPS Blended Benchmark (Old Blended Benchmark)	(0.13)%	5.57%	7.43%	4.68%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

28	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	23.5%
Convertible Preferred Securities	0.6%
Corporate Bonds	9.2%
$1,000 Par (or similar) Institutional Preferred	108.5%
Investment Companies	1.2%
Repurchase Agreements	4.0%
Other Assets Less Liabilities	0.9%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	147.9%
Borrowings	(40.3)%
Reverse Repurchase Agreements	(7.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Bank	49.3%
Insurance	19.9%
Capital Markets	8.6%
Diversified Financial Services	3.8%
Other	14.9%
Investment Companies	0.8%
Repurchase Agreements	2.7%
Total	100%

Country Allocation1

(% of total investments)

United States	52.7%
United Kingdom	17.5%
France	8.0%
Switzerland	6.0%
Netherlands	4.0%
Other	11.8%
Total	100%

Top Five Issuers

(% of total long-term
investments)

HSBC Holdings	4.1%
Lloyds Banking Group PLC	3.7%
Royal Bank of Scotland Group PLC	3.3%
PNC Financial Services	3.3%
General Electric Capital Corporation	3.3%

Credit Quality

(% of total long-term fixed-income investments)

A	6.8%
BBB	60.2%
BB or Lower	33.0%
Total	100%

1	Includes 0.7% (as a percentage of total investments) in emerging market countries.

NUVEEN	29

JPT

Nuveen Preferred and Income 2022 Term Fund

Performance Overview and Holding Summaries as of January 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2017

Cumulative
Since Inception
JPI at Common Share NAV	(0.22)%
JPI at Common Share Price	(0.40)%
BofA/Merrill Lynch U.S. All Capital Securities Index	0.25%

Since inception returns are from 1/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

30	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	8.3%
Corporate Bonds	8.5%
$1,000 Par (or similar) Institutional Preferred	51.9%
Other Assets Less Liabilities	31.3%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	39.3%
Insurance	15.0%
Capital Markets	13.8%
Consumer Finance	5.7%
Diversified Financial Services	5.1%
Electric Utilities	4.8%
Other	16.3%
Total	100%

Country Allocation

(% of total investments)

United States	71.6%
United Kingdom	6.8%
Japan	5.6%
Canada	4.0%
Netherlands	3.2%
Other	8.8%
Total	100%

Top Five Issuers

(% of total long-term investments)

JP Morgan Chase & Company	5.8%
PNC Financial Services	5.7%
Symetra Financial Corporation	5.6%
Goldman Sachs Group Inc.	5.4%
Morgan Stanley	5.3%

Credit Quality

(% of total long-term
investments)

A	10.5%
BBB	60.0%
BB or Lower	27.6%
N/R (not rated)	1.9%
Total	100%

NUVEEN	31

JPW

Nuveen Flexible Investment Income Fund

Performance Overview and Holding Summaries as of January 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JPW at Common Share NAV	1.27%	19.19%	7.15%
JPW at Common Share Price	5.11%	29.90%	4.79%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.95)%	1.45%	2.91%

Since inception returns are from 6/25/13. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

32	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	19.5%
Convertible Preferred Securities	7.0%
$25 Par (or similar) Retail Preferred	28.7%
Corporate Bonds	67.6%
$1,000 Par (or similar) Institutional Preferred	14.1%
Repurchase Agreements	1.9%
Other Assets Less Liabilities	1.4%
Net Assets Plus Borrowings	140.2%
Borrowings	(40.2)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	12.0%
Equity Real Estate Investment Trusts	9.0%
Diversified Telecommunication Services	6.6%
Capital Markets	5.5%
Wireless Telecommunication Services	4.7%
Consumer Finance	4.5%
Food Products	4.2%
Technology Hardware, Storage & Peripherals	4.2%
Chemicals	4.2%
Insurance	3.8%
Electric Utilities	3.2%
Media	3.0%
Pharmaceuticals	3.0%
Machinery	2.8%
Commercial Services & Supplies	2.8%
Specialty Retail	2.4%
Industrial Conglomerates	2.2%
Food & Staples Retailing	2.2%
Other	18.3%
Repurchase Agreements	1.4%
Total	100%

Country Allocation1

(% of total investments)

United States	86.3%
Canada	4.4%
United Kingdom	3.1%
Luxembourg	1.6%
Germany	1.5%
Other	3.1%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Frontier Communications Corporation	3.0%
Viacom Inc.	2.8%
Land O’ Lakes Inc.	2.3%
Citigroup Inc.	2.2%
Wells Fargo & Company	2.1%

Credit Quality

(% of total long-term fixed-income investments)

A	3.7%
BBB	23.8%
BB or Lower	60.8%
N/R (not rated)	11.7%
Total	100%

1	Includes 1.6% (as a percentage of total investments) in emerging markets countries.

NUVEEN	33

JPC

Nuveen Preferred Income Opportunities Fund
Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)			Value

	LONG-TERM INVESTMENTS – 139.1% (99.4% of Total Investments)

	COMMON STOCKS – 3.7% (2.6% of Total Investments)

	Air Freight & Logistics – 0.2%

15,600	United Parcel Service, Inc., Class B, (2)			$1,702,428

	Biotechnology – 0.2%

22,500	Gilead Sciences, Inc.			1,630,125

	Capital Markets – 0.5%

164,035	Ares Capital Corporation, (2)			2,772,192
101,032	TPG Specialty Lending, Inc.			1,845,855
	Total Capital Markets			4,618,047

	Consumer Finance – 0.2%

48,400	Synchrony Financial			1,733,688

	Equity Real Estate Investment Trusts – 0.7%

80,500	Apartment Investment & Management Company, Class A, (2)			3,547,635
119,906	Colony Northstar, Inc.			1,669,092
66,100	MGM Growth Properties LLC			1,706,702
	Total Equity Real Estate Investment Trusts			6,923,429

	Industrial Conglomerates – 0.5%

54,800	Philips Electronics, (2)			1,610,024
27,000	Siemens AG, Sponsored ADR, (3)			3,509,190
	Total Industrial Conglomerates			5,119,214

	Media – 0.3%

55,855	National CineMedia, Inc., (2), (4)			818,834
47,035	Viacom Inc., Class B, (2)			1,982,055
	Total Media			2,800,889

	Multi-Utilities – 0.1%

97,600	Veolia Environment S.A., ADR, (3)			1,664,080

	Pharmaceuticals – 0.7%

149,300	AstraZeneca PLC, (2)			4,065,439
84,000	GlaxoSmithKline PLC			3,302,040
	Total Pharmaceuticals			7,367,479

	Software – 0.2%

42,000	Oracle Corporation, (2)			1,684,620

	Tobacco – 0.1%

72,756	Vector Group Ltd., (2)			1,604,997
	Total Common Stocks (cost $36,253,775)			36,848,996

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 54.4% (38.9% of Total Investments)

	Banks – 9.7%

67,802	Boston Private Financial Holdings Inc., (4)	6.950%	N/R	$1,718,103
148,207	Citigroup Inc.	8.125%	BB+	4,140,904
445,498	Citigroup Inc., (2)	7.125%	BB+	12,460,579

34	NUVEEN

Shares	Description (1)	Coupon	Ratings (5)	Value

	Banks (continued)

6,179	Citigroup Inc.	6.875%	BB+	$171,838
148,251	Countrywide Capital Trust III	7.000%	BBB–	3,772,988
143,677	Cowen Group, Inc.	8.250%	N/R	3,685,315
165,221	Fifth Third Bancorp.	6.625%	Baa3	4,616,275
123,900	FNB Corporation	7.250%	Ba2	3,713,283
138,932	HSBC Holdings PLC	8.000%	Baa1	3,620,568
414,200	Huntington BancShares Inc.	6.250%	Baa3	10,711,212
117,760	KeyCorp	8.233%	Baa3	3,007,590
109,175	KeyCorp	6.125%	Baa3	2,991,395
82,000	People’s United Financial, Inc.	5.625%	BB+	2,127,900
22,388	PNC Financial Services	6.125%	Baa2	634,924
259,573	Private Bancorp Incorporated	7.125%	N/R	6,678,813
24,746	Regions Financial Corporation	6.375%	Ba1	632,013
449,744	Regions Financial Corporation, (2)	6.375%	Ba1	12,134,093
135,134	TCF Financial Corporation	7.500%	BB-	3,493,214
132,000	U.S. Bancorp.	6.500%	A3	3,861,000
216,373	Webster Financial Corporation	6.400%	Baa3	5,515,348
73,475	Western Alliance Bancorp.	6.250%	N/R	1,825,854
187,983	Zions Bancorporation	7.900%	BB–	4,861,240
39,465	Zions Bancorporation	6.300%	BB–	1,067,528
	Total Banks			97,441,977

	Capital Markets – 7.4%

130,200	Apollo Investment Corporation	6.875%	BBB–	3,373,482
112,775	Apollo Investment Corporation	6.625%	BBB–	2,840,802
185,789	Capitala Finance Corporation	7.125%	N/R	4,769,204
133,500	Charles Schwab Corporation	6.000%	BBB	3,497,700
74,047	Charles Schwab Corporation	5.950%	BBB	1,923,741
120,805	Fifth Street Finance Corporation	6.125%	BBB–	3,028,581
14,840	Gladstone Capital Corporation	6.750%	N/R	379,014
74,600	Goldman Sachs Group, Inc.	5.500%	Ba1	1,910,506
41,035	Hercules Technology Growth Capital Incorporated	7.000%	BBB–	1,035,313
9,651	Hercules Technology Growth Capital Incorporated	7.000%	BBB–	241,951
163,458	Hercules Technology Growth Capital Incorporated	6.250%	BBB–	4,191,063
284,951	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	6,981,300
685,100	Morgan Stanley	7.125%	Ba1	19,703,476
219,900	Morgan Stanley	6.875%	Ba1	6,056,046
67,500	Northern Trust Corporation	5.850%	BBB+	1,741,500
261,622	Solar Capital Limited	6.750%	BBB–	6,556,247
51,445	State Street Corporation	5.350%	Baa1	1,310,304
74,800	Stifel Financial Corporation	6.250%	BB–	1,937,320
119,001	Triangle Capital Corporation	6.375%	N/R	3,038,096
	Total Capital Markets			74,515,646

	Consumer Finance – 2.7%

277,000	Discover Financial Services	6.500%	BB–	7,146,600
608,972	GMAC Capital Trust I	8.125%	B+	15,650,580
90,709	SLM Corporation, Series A	6.970%	Ba3	4,580,805
	Total Consumer Finance			27,377,985

	Diversified Financial Services – 1.3%

30,391	KKR Financial Holdings LLC	7.500%	A–	777,098
326,399	KKR Financial Holdings LLC	7.375%	BBB	8,489,638
141,562	Main Street Capital Corporation	6.125%	N/R	3,703,262
	Total Diversified Financial Services			12,969,998

	Diversified Telecommunication Services – 1.1%

177,265	Qwest Corporation	7.000%	BBB–	4,461,760
162,715	Qwest Corporation	6.875%	BBB–	4,176,894
44,800	Qwest Corporation	6.625%	BBB-	1,123,136
53,900	Verizon Communications Inc.	5.900%	A–	1,424,038
	Total Diversified Telecommunication Services			11,185,828

NUVEEN	35

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value

	Equity Real Estate Investment Trusts – 5.6%

57,162	Apartment Investment & Management Company	6.875%	BB	$1,486,212
186,579	Cedar Shopping Centers Inc., Series A	7.250%	N/R	4,636,488
59,761	Chesapeake Lodging Trust	7.750%	N/R	1,527,491
182,859	Colony Northstar, Inc.	8.875%	N/R	4,684,848
51,926	Colony Northstar, Inc.	8.750%	N/R	1,355,788
121,633	Colony Northstar, Inc., (2)	8.250%	N/R	3,082,180
79,403	Colony Northstar, Inc.	7.500%	N/R	1,955,696
80,341	Colony Northstar, Inc.	7.125%	N/R	1,960,320
242,314	DDR Corporation	6.500%	Baa3	6,094,197
123,561	Digital Realty Trust Inc.	7.375%	Baa3	3,386,807
256,406	Dupont Fabros Technology	6.625%	Ba2	6,776,811
17,628	Hospitality Properties Trust	7.125%	BB	442,639
132,624	Penn Real Estate Investment Trust	8.250%	N/R	3,375,281
17,144	Penn Real Estate Investment Trust	7.375%	N/R	437,001
58,526	Regency Centers Corporation	6.625%	Baa2	1,473,685
106,502	Senior Housing Properties Trust, (4)	5.625%	BBB–	2,517,707
95,309	Sunstone Hotel Investors Inc., (4)	6.950%	N/R	2,458,972
47,078	Urstadt Biddle Properties	7.125%	N/R	1,201,431
262,795	VEREIT, Inc.	6.700%	BB	6,646,086
	Total Equity Real Estate Investment Trusts			55,499,640

	Food Products – 3.3%

195,200	CHS Inc.	7.875%	N/R	5,590,528
410,101	CHS Inc., (2)	7.100%	N/R	11,273,676
441,504	CHS Inc., (2), (4)	6.750%	N/R	11,902,948
23,000	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,412,845
19,500	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	2,091,375
	Total Food Products			33,271,372

	Insurance – 12.0%

255,984	Arch Capital Group Limited	6.750%	BBB	6,504,553
302,283	Argo Group US Inc., (2)	6.500%	BBB–	7,723,331
82,432	Aspen Insurance Holdings Limited	7.250%	BBB–	2,126,746
408,600	Aspen Insurance Holdings Limited, (2)	5.950%	BBB–	10,725,750
58,900	Aspen Insurance Holdings Limited	5.625%	BBB–	1,354,700
234,767	Axis Capital Holdings Limited	6.875%	BBB	5,948,996
103,700	Axis Capital Holdings Limited	5.500%	BBB	2,337,398
56,900	Delphi Financial Group, Inc., (3)	7.376%	BB+	1,273,138
235,211	Endurance Specialty Holdings Limited, (2)	6.350%	BBB–	6,171,937
195,276	Hartford Financial Services Group Inc.	7.875%	BBB–	5,952,012
561,100	Kemper Corporation	7.375%	Ba1	14,925,260
302,126	Maiden Holdings Limited, (2)	8.250%	BB	7,846,212
67,000	Maiden Holdings Limited	6.625%	BBB–	1,697,780
233,932	Maiden Holdings NA Limited, (2)	8.000%	BBB–	5,955,909
265,933	Maiden Holdings NA Limited	7.750%	BBB–	7,182,850
106,195	National General Holding Company	7.625%	N/R	2,713,282
76,400	National General Holding Company	7.500%	N/R	1,938,268
153,954	National General Holding Company	7.500%	N/R	3,918,129
25,000	PartnerRe Limited	7.250%	Baa2	696,250
279,732	Reinsurance Group of America Inc.	6.200%	BBB	7,885,645
361,700	Reinsurance Group of America, Inc., (2)	5.750%	BBB	9,693,560
204,400	Torchmark Corporation	6.125%	BBB+	5,257,168
	Total Insurance			119,828,874

	Mortgage Real Estate Investment Trusts – 0.8%

109,063	Arbor Realty Trust Incorporated	7.375%	N/R	2,770,200
96,986	MFA Financial Inc.	8.000%	N/R	2,458,595
107,000	Wells Fargo REIT	6.375%	BBB+	2,791,630
	Total Mortgage Real Estate Investment Trusts			8,020,425

36	NUVEEN

Shares	Description (1)	Coupon		Ratings (5)	Value

	Oil, Gas & Consumable Fuels – 0.8%

80,400	Nustar Energy LP	8.500%		Ba3	$2,146,680
206,105	Nustar Logistics Limited Partnership	7.625%		Ba2	5,358,730
5,359	Scorpio Tankers Inc.	6.750%		N/R	124,382
	Total Oil, Gas & Consumable Fuels				7,629,792

	Real Estate Management & Development – 0.5%

174,646	Kennedy-Wilson Inc.	7.750%		BB–	4,558,261

	Specialty Retail – 0.8%

256,074	TravelCenters of America LLC	8.000%		N/R	6,540,130
62,133	TravelCenters of America LLC	8.000%		N/R	1,612,351
	Total Specialty Retail				8,152,481

	Wireless Telecommunication Services – 1.0%

391,199	United States Cellular Corporation, (2)	7.250%		Ba1	10,268,974

	U.S. Agency – 7.4%

128,500	AgriBank FCB, (3)	6.875%		BBB+	13,685,250
172,975	Cobank Agricultural Credit Bank, (3)	6.250%		BBB+	17,600,206
57,511	Cobank Agricultural Credit Bank, (3)	6.200%		BBB+	5,846,355
240	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	25,231,497
38,725	Cobank Agricultural Credit Bank, (3)	6.125%		BBB+	3,775,688
160,700	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,403,180
143,400	Federal Agricultural Mortgage Corporation	6.000%		N/R	3,797,232
	Total U.S. Agency				74,339,408
	Total $25 Par (or similar) Preferred Securities (cost $520,219,442)				545,060,661

Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.9% (2.1% of Total Investments)

	Banks – 1.3%

2,800	Bank of America Corporation	7.250%	N/A (6)	BB+	$3,338,300
8,375	Wells Fargo & Company, (2)	7.500%	N/A (6)	BBB	10,058,794
	Total Banks				13,397,094

	Diversified Telecommunication Services – 0.3%

42,100	Frontier Communications Corporation	11.125%	6/29/18	N/R	3,077,931

	Electric Utilities – 1.1%

148,050	Great Plains Energy Inc.	7.000%	9/15/19	N/R	7,584,602
69,500	NextEra Energy Inc.	6.123%	9/01/19	BBB	3,479,865
	Total Electric Utilities				11,064,467

	Pharmaceuticals – 0.2%

2,375	Teva Pharmaceutical Industries Limited, (3)	7.000%	12/15/18	N/R	1,444,000
	Total Convertible Preferred Securities (cost $29,683,520)				28,983,492

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 14.0% (10.0% of Total Investments)

	Banks – 4.4%

$2,500	Bank of America Corporation	6.250%	N/A (6)	BB+	$2,610,000
7,660	Bank of America Corporation	6.300%	N/A (6)	BB+	8,196,200
8,570	Citigroup Inc.	5.950%	N/A (6)	BB+	8,717,833
7,985	Citigroup Inc.	5.875%	N/A (6)	BB+	8,234,531
5,055	ING Groep N.V, (7)	6.500%	N/A (6)	BBB–	4,897,031

NUVEEN	37

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Banks (continued)

$9,430	JP Morgan Chase & Company	5.300%	N/A (6)	BBB–	$9,689,325
2,100	Standard Chartered PLC, 144A, (7)	6.500%	N/A (6)	Ba1	1,973,370
43,300	Total Banks				44,318,290

	Biotechnology – 0.3%

3,500	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	B+	3,386,250

	Capital Markets – 1.1%

11,100	Goldman Sachs Group Inc.	5.375%	N/A (6)	Ba1	11,322,000

	Chemicals – 0.5%

2,125	A Schulman Inc., 144A	6.875%	6/01/23	B+	2,241,875
2,575	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	2,742,375
4,700	Total Chemicals				4,984,250

	Commercial Services & Supplies – 0.6%

1,520	GFL Environmental Corporation, 144A	7.875%	4/01/20	B–	1,582,700
2,275	GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	2,474,063
2,124	R.R. Donnelley & Sons Company	6.500%	11/15/23	B+	2,076,550
5,919	Total Commercial Services & Supplies				6,133,313

	Diversified Financial Services – 0.3%

3,170	BNP Paribas, 144A, (7)	7.625%	N/A (6)	BBB–	3,328,500

	Diversified Telecommunication Services – 1.0%

9,700	Frontier Communications Corporation, (2)	11.000%	9/15/25	BB	9,809,125

	Equity Real Estate Investment Trusts – 0.6%

5,525	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	5,994,625

	Food Products – 0.2%

1,310	Land O Lakes Capital Trust I, 144A, (2)	7.450%	3/15/28	Ba1	1,470,475

	Health Care Providers & Services – 0.3%

3,295	Kindred Healthcare Inc.	8.000%	1/15/20	B–	3,245,575

	Insurance – 0.2%

2,010	Security Benefit Life Insurance Company, 144A, (2)	7.450%	10/01/33	BBB	2,428,530

	Internet Software & Services – 0.1%

1,285	Donnelley Financial Solutions, Inc., 144A	8.250%	10/15/24	B	1,329,975

	Machinery – 0.6%

3,200	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	3,384,576
2,703	Meritor Inc.	6.750%	6/15/21	B+	2,797,605
5,903	Total Machinery				6,182,181

	Media – 0.7%

5,850	Dish DBS Corporation	7.750%	7/01/26	Ba3	6,535,562

	Oil, Gas & Consumable Fuels – 0.3%

2,350	Enviva Parnters LP / Enviva Partners Finance Corp., 144A	8.500%	11/01/21	B+	2,520,375

	Real Estate Management & Development – 0.4%

3,200	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB–	3,468,000

	Specialty Retail – 0.6%

6,450	L Brands, Inc.	6.875%	11/01/35	BB+	6,288,750

38	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Technology Hardware, Storage & Peripherals – 0.8%

$6,575	Western Digital Corporation, 144A	10.500%	4/01/24	BB+	$7,750,281

	Wireless Telecommunication Services – 1.0%

3,175	Altice Financing SA, 144A	7.500%	5/15/26	BB–	3,351,609
5,875	Viacom Inc.	6.875%	4/30/36	BBB	6,258,685
9,050	Total Wireless Telecommunication Services				9,610,294
$134,192	Total Corporate Bonds (cost $135,908,645)				140,106,351

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 64.1% (45.8% of Total Investments)

	Banks – 27.1%

$2,320	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (7)	6.750%	N/A (6)	Baa1	$2,461,601
2,600	Banco Bilbao Vizcaya Argentaria S.A, Reg S, (7)	9.000%	N/A (6)	BB	2,712,580
600	Banco Santander SA, Reg S, (7)	6.375%	N/A (6)	Ba1	562,380
1,476	Bank of America Corporation	8.000%	N/A (6)	BB+	1,523,970
21,265	Bank of America Corporation, (4)	6.500%	N/A (6)	BB+	22,806,710
3,575	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	4,476,640
15,935	Barclays PLC, (7)	8.250%	N/A (6)	BB+	16,629,862
2,925	Citigroup Inc., (4)	5.800%	N/A (6)	BB+	3,005,438
3,900	Citigroup Inc.	6.250%	N/A (6)	BB+	4,119,375
10,795	Citigroup Inc.	6.125%	N/A (6)	BB+	11,340,148
7,214	Citizens Financial Group Inc.	5.500%	N/A (6)	BB+	7,237,446
7,790	Cobank Agricultural Credit Bank	6.250%	N/A (6)	BBB+	8,211,486
3,960	Commerzbank AG, 144A	8.125%	9/19/23	BBB	4,544,100
5,915	Credit Agricole SA, 144A, (7)	8.125%	N/A (6)	BB+	6,288,237
3,950	Credit Agricole, S.A, 144A, (7)	6.625%	N/A (6)	BB+	3,885,813
1,000	HSBC Bank PLC	1.188%	N/A (6)	A3	762,500
500	HSBC Bank PLC	1.038%	N/A (6)	A3	381,250
42,040	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	Baa1	6,242,940
3,615	HSBC Holdings PLC, (7)	6.875%	N/A (6)	BBB	3,839,246
101,750	Intesa Sanpaolo SpA, 144A, (2), (7)	7.700%	N/A (6)	Ba3	9,322,844
216,300	JP Morgan Chase & Company	6.750%	N/A (6)	BBB–	23,672,085
125	JP Morgan Chase & Company	6.100%	N/A (6)	BBB–	128,911
5,700	JP Morgan Chase & Company	7.900%	N/A (6)	BBB–	5,878,125
3,485	KeyCorp	5.000%	N/A (6)	Baa3	3,315,106
20,990	Lloyds Banking Group PLC, (7)	7.500%	N/A (6)	BB+	21,772,717
37,600	M&T Bank Corporation	6.450%	N/A (6)	Baa2	4,060,800
36,650	M&T Bank Corporation	5.125%	N/A (6)	Baa2	3,583,271
40,000	Nordea Bank AB, 144A, (7)	6.125%	N/A (6)	BBB	3,885,000
10,745	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	11,806,069
46,550	PNC Financial Services	5.000%	N/A (6)	Baa2	4,585,175
3,325	Royal Bank of Scotland Group PLC, (7)	7.500%	N/A (6)	BB–	3,225,250
3,005	Royal Bank of Scotland Group PLC, (7)	8.625%	N/A (6)	BB–	3,102,663
4,883	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	5,643,527
6,246	Societe Generale, 144A, (7)	7.875%	N/A (6)	BB+	6,105,465
6,795	Societe Generale, 144A, (7)	7.375%	N/A (6)	BB+	6,807,571
735	Standard Chartered PLC, 144A, (7)	7.500%	N/A (6)	Ba1	736,838
4,995	SunTrust Bank Inc.	5.625%	N/A (6)	Baa3	5,157,338
250	U.S. Bancorp.	5.125%	N/A (6)	A3	259,063
3,750	Wachovia Capital Trust III	5.570%	N/A (6)	BBB	3,707,813
8,641	Wells Fargo & Company, (4)	7.980%	N/A (6)	BBB	9,073,050
19,925	Wells Fargo & Company	5.875%	N/A (6)	BBB	21,182,766
3,450	Zions Bancorporation	7.200%	N/A (6)	BB–	3,708,750
	Total Banks				271,751,919

NUVEEN	39

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Capital Markets – 3.6%

$3,270	Bank of New York Mellon Corporation, (2)	4.950%	N/A (6)	Baa1	$3,347,663
8,920	Credit Suisse Group AG, 144A, (7)	7.500%	N/A (6)	BB	9,436,111
5,640	Goldman Sachs Group Inc.	5.300%	N/A (6)	Ba1	5,515,920
5,880	Morgan Stanley	5.550%	N/A (6)	Ba1	6,034,350
1,225	State Street Corporation	5.250%	N/A (6)	Baa1	1,277,063
5,175	UBS Group AG, Reg S, (7)	7.000%	N/A (6)	BB+	5,453,156
5,255	UBS Group AG, Reg S, (7)	7.125%	N/A (6)	BB+	5,419,839
	Total Capital Markets				36,484,102

	Commercial Services & Supplies – 0.3%

3,245	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	3,342,350

	Consumer Finance – 2.1%

5,271	American Express Company	5.200%	N/A (6)	Baa2	5,323,710
1,900	American Express Company	4.900%	N/A (6)	Baa2	1,864,185
13,730	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	14,002,952
	Total Consumer Finance				21,190,847

	Diversified Financial Services – 3.9%

14,800	Agstar Financial Services Inc., 144A	6.750%	N/A (6)	BB	15,701,875
4,065	BNP Paribas, 144A, (7)	7.375%	N/A (6)	BBB–	4,115,813
5,670	BNP Paribas, 144A	7.195%	N/A (6)	BBB	6,144,863
2,300	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (6)	A	2,351,750
7,443	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	8,717,614
1,955	Voya Financial Inc., (2)	5.650%	5/15/53	Baa3	1,964,775
	Total Diversified Financial Services				38,996,690

	Electric Utilities – 2.4%

2,250	Electricite de France, 144A	5.250%	N/A (6)	BBB	2,140,313
19,850	Emera, Inc., (2)	6.750%	6/15/76	BBB–	21,636,500
	Total Electric Utilities				23,776,813

	Energy Equipment & Services – 0.4%

3,765	Transcanada Trust	5.875%	8/15/76	BBB	3,981,488

	Equity Real Estate Investment Trusts – 1.4%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (6)	Ba1	14,514,200

	Food Products – 3.4%

2,245	Dairy Farmers of America Inc., 144A	7.125%	N/A (6)	Baa3	2,390,925
23,545	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	24,486,797
6,750	Land O’Lakes Inc., 144A	8.000%	N/A (6)	BB	7,020,000
	Total Food Products				33,897,722

	Industrial Conglomerates – 4.1%

39,281	General Electric Capital Corporation, (4)	5.000%	N/A (6)	A	40,724,572

	Insurance – 14.4%

2,650	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (6)	N/R	2,826,824
5,365	Aviva PLC, Reg S	8.250%	N/A (6)	BBB+	5,576,209
1,205	AXA SA	8.600%	12/15/30	A3	1,668,925
2,460	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (6)	A	2,583,000
2,300	CNP Assurances, Reg S	7.500%	N/A (6)	BBB+	2,446,050
27,085	Financial Security Assurance Holdings, 144A, (2)	6.400%	12/15/66	BBB+	22,412,838
1,755	Friends Life Group PLC, Reg S	7.875%	N/A (6)	A–	1,888,220
2,108	La Mondiale SAM, Reg S	7.625%	N/A (6)	BBB	2,258,195
6,590	Liberty Mutual Group, 144A,(2)	7.800%	3/07/87	Baa3	7,529,075
9,335	MetLife Capital Trust IV, 144A, (2)	7.875%	12/15/67	BBB	11,622,075
4,160	MetLife Capital Trust X, (2)	9.250%	4/08/68	BBB	5,761,600

40	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Insurance (continued)

$3,425	MetLife Inc.	5.250%	N/A (6)	BBB	$3,502,063
1,150	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,251,361
9,550	Nationwide Financial Services Inc., (2)	6.750%	5/15/67	Baa2	9,979,750
6,855	Provident Financing Trust I, (2)	7.405%	3/15/38	Baa3	7,489,088
3,315	Prudential Financial Inc., (2)	5.875%	9/15/42	BBB+	3,538,763
11,675	QBE Insurance Group Limited, 144A	7.500%	11/24/43	Baa2	12,959,250
2,340	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,492,100
15,955	Sirius International Group Limited, 144A	7.506%	N/A (6)	BB+	16,234,213
19,553	Symetra Financial Corporation, 144A, (2)	8.300%	10/15/37	Baa2	19,944,060
	Total Insurance				143,963,659

	Machinery – 0.2%

2,215	Stanley Black & Decker Inc., (2)	5.750%	12/15/53	BBB+	2,325,086

	Metals & Mining – 0.6%

5,625	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	6,173,438

	U.S. Agency – 0.2%

2	Farm Credit Bank of Texas, 144A	10.000%	N/A (6)	Baa1	2,040,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $615,408,355)				643,162,886
	Total Long-Term Investments (cost $1,337,473,737)				1,394,162,386

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.9% (0.6% of Total Investments)

	REPURCHASE AGREEMENTS – 0.9% (0.6% of Total Investments)

$8,717	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/17, repurchase price $8,717,361, collateralized by $9,055,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $8,895,197	0.030%	2/01/17		$8,717,354
	Total Short-Term Investments (cost $8,717,354)				8,717,354
	Total Investments (cost $1,346,191,091) – 140.0%				1,402,879,740
	Borrowings – (40.3)% (8), (9)				(404,100,000)
	Other Assets Less Liabilities – 0.3% (10)				3,611,596
	Net Assets Applicable to Common Shares – 100%				$1,002,391,336

Investments in Derivatives as of January 31, 2017

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank, N.A.	$114,296,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	7/03/17	12/01/18	12/01/20	$(524,892)	$(2,039,629)
JP Morgan Chase Bank, N.A.	114,296,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	7/03/17	12/01/20	12/01/22	(1,200,358)	(3,403,836)
	$228,592,000								$(1,725,250)	$(5,443,465)

NUVEEN	41

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $243,720,246.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $125,961,887, representing 12.6% and 9.0% of Net Assets Applicable to Common Shares and Total Investments, respectively.

(8)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $980,703,763 have been pledged as collateral for borrowings.

(9)	Borrowings as a percentage of total investments is 28.8%.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

42	NUVEEN

JPI

Nuveen Preferred and Income Term Fund
Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.7% (99.6% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 40.6% (29.1% of Total Investments)

	Banks – 5.9%

342,467	Citigroup Inc., (3)	7.125%	BB+	$9,578,802
15,100	Countrywide Capital Trust III	7.000%	BBB–	384,295
117,900	Fifth Third Bancorp.	6.625%	Baa3	3,294,126
157,500	Huntington BancShares Inc.	6.250%	Baa3	4,072,950
25,600	PNC Financial Services	6.125%	Baa2	726,016
124,753	Private Bancorp Incorporated	7.125%	N/R	3,209,895
25,787	Regions Financial Corporation	6.375%	Ba1	658,600
331,800	Regions Financial Corporation, (3)	6.375%	Ba1	8,951,964
19,600	U.S. Bancorp.	6.500%	A3	573,300
41,069	Zions Bancorporation	6.300%	BB–	1,110,916
	Total Banks			32,560,864

	Capital Markets – 4.2%

79,600	Goldman Sachs Group, Inc.	5.500%	Ba1	2,038,556
394,400	Morgan Stanley	7.125%	Ba1	11,342,944
235,300	Morgan Stanley	6.875%	Ba1	6,480,162
71,300	Northern Trust Corporation	5.850%	BBB+	1,839,540
54,750	State Street Corporation	5.350%	Baa1	1,394,483
	Total Capital Markets			23,095,685

	Consumer Finance – 1.5%

140,445	Discover Financial Services	6.500%	BB–	3,623,481
185,926	GMAC Capital Trust I	8.125%	B+	4,778,298
	Total Consumer Finance			8,401,779

	Diversified Financial Services – 0.3%

71,600	KKR Financial Holdings LLC	7.375%	BBB	1,862,316

	Food Products – 3.4%

205,400	CHS Inc., (3)	7.875%	N/R	5,882,656
161,100	CHS Inc., (3)	7.100%	N/R	4,428,639
141,800	CHS Inc.	6.750%	N/R	3,822,928
24,000	Dairy Farmers of America Inc., 144A, (4)	7.875%	Baa3	2,517,751
20,500	Dairy Farmers of America Inc., 144A, (4)	7.875%	Baa3	2,198,625
	Total Food Products			18,850,599

	Insurance – 10.9%

69,425	Arch Capital Group Limited	6.750%	BBB	1,764,089
432,500	Aspen Insurance Holdings Limited, (3)	5.950%	BBB–	11,353,125
62,000	Aspen Insurance Holdings Limited	5.625%	BBB–	1,426,000
108,900	Axis Capital Holdings Limited	5.500%	BBB	2,454,606
61,100	Delphi Financial Group, Inc., (4)	7.376%	BB+	1,367,113
147,600	Hartford Financial Services Group Inc.	7.875%	BBB–	4,498,848
395,100	Kemper Corporation	7.375%	Ba1	10,509,660
323,546	Maiden Holdings Limited, (3)	8.250%	BB	8,402,490
163,333	Maiden Holdings NA Limited	7.750%	BBB–	4,411,624
205,000	Reinsurance Group of America Inc., (3)	6.200%	BBB	5,778,950
239,900	Reinsurance Group of America, Inc., (3)	5.750%	BBB	6,429,320
74,800	Torchmark Corporation	6.125%	BBB+	1,923,856
	Total Insurance			60,319,681

	Mortgage Real Estate Investment Trusts – 0.5%

114,600	Wells Fargo REIT	6.375%	BBB+	2,989,914

NUVEEN	43

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 1.4%

84,700	Nustar Energy LP	8.500%		Ba3	$2,261,490
219,800	Nustar Logistics Limited Partnership	7.625%		Ba2	5,714,800
	Total Oil, Gas & Consumable Fuels				7,976,290

	U.S. Agency – 12.5%

143,400	AgriBank FCB, (4)	6.875%		BBB+	15,272,100
155,800	Cobank Agricultural Credit Bank, (4)	6.250%		BBB+	15,852,650
40,797	Cobank Agricultural Credit Bank, (4)	6.200%		BBB+	4,147,272
242	Farm Credit Bank of Texas, (4)	6.750%		Baa1	25,420,498
172,400	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,723,760
146,600	Federal Agricultural Mortgage Corporation	6.000%		N/R	3,881,968
	Total U.S. Agency				69,298,248
	Total $25 Par (or similar) Preferred Securities (cost $214,850,191)				225,355,376

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 10.8% (7.8% of Total Investments)

	Banks – 7.3%

$2,630	Bank of America Corporation	6.250%	N/A (5)	BB+	$2,745,720
6,550	Bank of America Corporation	6.300%	N/A (5)	BB+	7,008,500
5,390	ING Groep N.V, (6)	6.500%	N/A (5)	BBB–	5,221,563
9,955	JP Morgan Chase & Company	5.300%	N/A (5)	BBB–	10,228,763
12,110	JP Morgan Chase & Company	6.750%	N/A (5)	BBB–	13,253,305
2,110	M&T Bank Corporation	6.450%	N/A (5)	Baa2	2,278,800
38,745	Total Banks				40,736,651

	Capital Markets – 2.1%

11,735	Goldman Sachs Group Inc.	5.375%	N/A (5)	Ba1	11,969,700

	Diversified Financial Services – 0.6%

3,360	BNP Paribas, 144A, (6)	7.625%	N/A (5)	BBB–	3,528,000

	Food Products – 0.3%

1,410	Land O Lakes Capital Trust I, 144A, (3)	7.450%	3/15/28	Ba1	1,582,725

	Insurance – 0.5%

2,105	Security Benefit Life Insurance Company, 144A, (3)	7.450%	10/01/33	BBB	2,543,312
$57,355	Total Corporate Bonds (cost $58,170,128)				60,360,388

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 87.3% (62.7% of Total Investments)

	Banks – 37.0%

$2,450	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (6)	6.750%	N/A (5)	Baa1	$2,599,536
2,600	Banco Bilbao Vizcaya Argentaria S.A, Reg S, (6)	9.000%	N/A (5)	BB	2,712,580
600	Banco Santander SA, Reg S, (6)	6.375%	N/A (5)	Ba1	562,380
6,125	Bank of America Corporation	6.500%	N/A (5)	BB+	6,569,063
1,557	Bank of America Corporation	8.000%	N/A (5)	BB+	1,607,603
4,000	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	5,008,828
16,080	Barclays PLC, (6)	8.250%	N/A (5)	BB+	16,781,184
11,205	Citigroup Inc.	6.125%	N/A (5)	BB+	11,770,853
8,435	Citigroup Inc.	5.875%	N/A (5)	BB+	8,698,594
4,540	Citizens Financial Group Inc.	5.500%	N/A (5)	BB+	4,554,755
4,895	Cobank Agricultural Credit Bank	6.250%	N/A (5)	BBB+	5,159,849
4,265	Commerzbank AG, 144A	8.125%	9/19/23	BBB	4,894,088
6,439	Credit Agricole SA, 144A, (6)	8.125%	N/A (5)	BB+	6,845,301

44	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$4,250	Credit Agricole, S.A, 144A, (6)	6.625%	N/A (5)	BB+	$4,180,938
4,351	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (5)	Baa1	6,461,235
3,790	HSBC Holdings PLC, (6)	6.875%	N/A (5)	BBB	4,025,101
10,485	Intesa Sanpaolo SpA, 144A, (3), (6)	7.700%	N/A (5)	Ba3	9,606,881
3,670	KeyCorp	5.000%	N/A (5)	Baa3	3,491,088
22,045	Lloyds Banking Group PLC, (6)	7.500%	N/A (5)	BB+	22,867,056
3,860	M&T Bank Corporation	5.125%	N/A (5)	Baa2	3,773,922
4,390	Nordea Bank AB, 144A, (6)	6.125%	N/A (5)	BBB	4,263,788
4,855	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	5,334,431
4,895	PNC Financial Services	5.000%	N/A (5)	Baa2	4,821,575
3,435	Royal Bank of Scotland Group PLC, (6)	7.500%	N/A (5)	BB–	3,331,950
3,360	Royal Bank of Scotland Group PLC, (6)	8.625%	N/A (5)	BB–	3,469,200
5,473	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BB	6,325,420
6,565	Societe Generale, 144A, (6)	7.875%	N/A (5)	BB+	6,417,288
7,215	Societe Generale, 144A, (6)	7.375%	N/A (5)	BB+	7,228,348
775	Standard Chartered PLC, 144A, (6)	7.500%	N/A (5)	Ba1	776,938
2,240	Standard Chartered PLC, 144A, (6)	6.500%	N/A (5)	Ba1	2,104,928
2,695	SunTrust Bank Inc.	5.625%	N/A (5)	Baa3	2,782,588
4,010	Wachovia Capital Trust III	5.570%	N/A (5)	BBB	3,964,888
270	U.S. Bancorp.	5.125%	N/A (5)	A3	279,788
9,182	Wells Fargo & Company	7.980%	N/A (5)	BBB	9,641,100
11,675	Wells Fargo & Company	5.875%	N/A (5)	BBB	12,411,984
	Total Banks				205,325,049

	Capital Markets – 5.8%

3,500	Bank of New York Mellon Corporation	4.950%	N/A (5)	Baa1	3,583,125
9,407	Credit Suisse Group AG, 144A, (6)	7.500%	N/A (5)	BB	9,951,289
2,380	Goldman Sachs Group Inc.	5.300%	N/A (5)	Ba1	2,327,640
3,100	Morgan Stanley	5.550%	N/A (5)	Ba1	3,181,375
1,355	State Street Corporation	5.250%	N/A (5)	Baa1	1,412,588
5,465	UBS Group AG, Reg S, (6)	7.000%	N/A (5)	BB+	5,758,744
5,612	UBS Group AG, Reg S, (6)	7.125%	N/A (5)	BB+	5,788,037
	Total Capital Markets				32,002,798

	Commercial Services & Supplies – 0.6%

3,395	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	3,496,850

	Consumer Finance – 2.4%
3,635	American Express Company	5.200%	N/A (5)	Baa2	3,671,350
2,000	American Express Company	4.900%	N/A (5)	Baa2	1,962,300
7,600	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	7,751,088
	Total Consumer Finance				13,384,738

	Diversified Financial Services – 7.4%

15,700	Agstar Financial Services Inc., 144A	6.750%	N/A (5)	BB	16,656,719
4,330	BNP Paribas, 144A, (6)	7.375%	N/A (5)	BBB–	4,384,125
5,875	BNP Paribas, 144A	7.195%	N/A (5)	BBB	6,367,031
2,500	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (5)	A	2,556,250
7,833	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	9,173,816
2,052	Voya Financial Inc.	5.650%	5/15/53	Baa3	2,062,260
	Total Diversified Financial Services				41,200,201

	Electric Utilities – 2.5%

2,370	Electricite de France, 144A	5.250%	N/A (5)	BBB	2,254,463
10,705	Emera, Inc., (3)	6.750%	6/15/76	BBB–	11,668,450
	Total Electric Utilities				13,922,913

	Equity Real Estate Investment Trusts – 2.7%

12	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	Ba1	15,249,520

NUVEEN	45

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity		Ratings (2)	Value

	Food Products – 2.4%

$2,360	Dairy Farmers of America Inc., 144A	7.125%	N/A (5)		Baa3	$2,513,400
8,895	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)		BB	9,250,800
1,275	Land O’Lakes Inc., 144A	8.000%	N/A (5)		BB	1,326,000
	Total Food Products					13,090,200

	Industrial Conglomerates – 4.5%

24,127	General Electric Capital Corporation	5.000%	N/A (5)		A	25,013,665

	Insurance – 20.2%

2,850	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (5)		N/R	3,040,169
4,715	Aviva PLC, Reg S	8.250%	N/A (5)		BBB+	4,900,620
2,640	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (5)		A	2,772,000
2,500	CNP Assurances, Reg S	7.500%	N/A (5)		BBB+	2,658,750
28,500	Financial Security Assurance Holdings, 144A, (3)	6.400%	12/15/66		BBB+	23,583,748
2,424	Friends Life Group PLC, Reg S	7.875%	N/A (5)		A–	2,608,003
2,299	La Mondiale SAM, Reg S	7.625%	N/A (5)		BBB	2,462,804
4,175	MetLife Capital Trust X, (3)	9.250%	4/08/68		BBB	5,782,375
3,655	MetLife Inc.	5.250%	N/A (5)		BBB	3,737,238
12,260	QBE Insurance Group Limited, 144A	7.500%	11/24/43		Baa2	13,608,600
2,335	QBE Insurance Group Limited, Reg S	6.750%	12/02/44		BBB	2,486,775
7,703	Provident Financing Trust I, (3)	7.405%	3/15/38		Baa3	8,415,528
3,325	Prudential Financial Inc., (3)	5.875%	9/15/42		BBB+	3,549,438
16,770	Sirius International Group Limited, 144A	7.506%	N/A (5)		BB+	17,063,473
15,226	Symetra Financial Corporation, 144A, (3)	8.300%	10/15/37		Baa2	15,530,520
	Total Insurance					112,200,041

	Machinery – 0.4%

2,345	Stanley Black & Decker Inc.	5.750%	12/15/73		BBB+	2,461,547

	Metals & Mining – 1.2%

5,870	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75		A–	6,442,325

	U.S. Agency – 0.2%

1	Farm Credit Bank of Texas, 144A	10.000%	N/A	(5)	Baa1	902,400
	Total $1,000 Par (or similar) Institutional Preferred (cost $472,139,865)					484,692,247
	Total Long-Term Investments (cost $745,160,184)					770,408,011

Principal Amount (000)	Description (1)	Coupon	Maturity			Value

	SHORT-TERM INVESTMENTS – 0.6% (0.4% of Total Investments)

	REPURCHASE AGREEMENTS – 0.6% (0.4% of Total Investments)

$3,384	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/17, repurchase price $3,384,254, collateralized by $3,515,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $3,452,967	0.030%	2/01/17			$3,384,251
	Total Short-Term Investments (cost $3,384,251)					3,384,251
	Total Investments (cost $748,544,435) – 139.3%					773,792,262
	Borrowings – (40.5)% (7), (8)					(225,000,000)
	Other Assets Less Liabilities – 1.2% (9)					6,532,185
	Net Assets Applicable to Common Shares – 100%					$555,324,447

46	NUVEEN

Investments in Derivatives as of January 31, 2017

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank, N.A	$84,375,000	Receive	1-Month USD-LIBOR-ICE	1.735%	Monthly	7/03/17	12/01/18	12/01/20	$(872,643)	$(2,357,084)
JP Morgan Chase Bank, N.A	84,375,000	Receive	1-Month USD-LIBOR-ICE	2.188	Monthly	7/03/17	12/01/20	12/01/22	(2,083,838)	(4,173,489)
	$168,750,000								$(2,956,481)	$(6,530,573)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $131,377,592.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $132,405,155, representing 23.8% and 17.1% of Net Assets Applicable to Common Shares and Total Investments, respectively.

(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $523,927,397 have been pledged as collateral for borrowings.

(8)	Borrowings as a percentage of total investments is 29.1%.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

NUVEEN	47

JPS

Nuveen Preferred Securities Income Fund
Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 143.0% (97.3% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 23.5% (16.0% of Total Investments)

	Banks – 7.4%

51,284	Barclays Bank PLC	8.125%	BB+	$1,323,127
13,391	Citigroup Inc., (3)	7.125%	BB+	374,546
645,113	Citigroup Inc.	6.875%	BB+	17,940,593
86,000	Fifth Third Bancorp.	6.625%	Baa3	2,402,840
14,090	HSBC Holdings PLC	8.000%	Baa1	367,185
1,172,419	ING Groep N.V, (4)	7.200%	Baa3	30,271,859
154,809	KeyCorp	8.233%	Baa3	3,953,822
724,000	KeyCorp	6.125%	Baa3	19,837,600
2,164,700	PNC Financial Services	6.125%	Baa2	61,390,892
104,608	TCF Financial Corporation	7.500%	BB–	2,704,117
249,285	Wells Fargo & Company	5.850%	BBB	6,473,931
	Total Banks			147,040,512

	Capital Markets – 1.4%

369,239	Goldman Sachs Group, Inc.	5.500%	Ba1	9,456,211
38,534	Morgan Stanley	7.125%	Ba1	1,108,238
640,000	Morgan Stanley	5.850%	Ba1	16,076,800
74,642	State Street Corporation	5.900%	Baa1	1,961,592
	Total Capital Markets			28,602,841

	Diversified Telecommunication Services – 2.1%

177,374	Qwest Corporation, (3)	7.500%	BBB–	4,494,657
554,889	Qwest Corporation, (3)	7.000%	BBB–	13,966,556
161,854	Qwest Corporation, (3)	7.000%	BBB–	4,088,432
315,756	Qwest Corporation, (3)	6.875%	BBB–	8,105,457
159,600	Qwest Corporation, (3)	6.625%	BBB–	4,001,172
248,301	Qwest Corporation, (3)	6.125%	BBB–	6,100,756
	Total Diversified Telecommunication Services			40,757,030

	Electric Utilities – 1.0%

426,248	Alabama Power Company, (5)	6.450%	A3	10,949,246
203,256	Integrys Energy Group Inc., (3), (5)	6.000%	Baa1	5,233,842
88,577	Interstate Power and Light Company	5.100%	BBB	2,359,691
22,048	NextEra Energy Inc., (3)	5.625%	BBB	540,617
	Total Electric Utilities			19,083,396

	Equity Real Estate Investment Trusts – 1.6%

76,450	DDR Corporation	6.250%	Baa3	1,919,660
152,294	Digital Realty Trust Inc., (3)	7.375%	Baa3	4,174,379
513,113	Hospitality Properties Trust	7.125%	BB	12,884,267
18,139	Kimco Realty Corporation,	5.625%	Baa2	432,615
82,301	Prologis Inc., (5)	8.540%	BBB	5,161,820
176,879	Realty Income Corporation	6.625%	Baa2	4,473,270
130,203	Regency Centers Corporation, (3)	6.625%	Baa2	3,278,512
12,199	Ventas Realty LP	5.450%	BBB+	314,490
3,000	Welltower Inc.	6.500%	Baa2	75,810
	Total Equity Real Estate Investment Trusts			32,714,823

	Food Products – 0.7%

91,900	Dairy Farmers of America Inc., 144A, (5)	7.875%	Baa3	9,640,889
32,500	Dairy Farmers of America Inc., 144A, (5)	7.875%	Baa3	3,485,625
	Total Food Products			13,126,514

48	NUVEEN

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance – 7.2%

1,948,811	Aegon N.V	6.375%		Baa1	$49,382,871
18,102	Aflac Inc., (3)	5.500%		Baa1	456,532
611,000	Allstate Corporation, (3)	5.100%		Baa1	16,081,520
54,297	American Financial Group, (3)	6.250%		Baa2	1,432,898
357,568	Arch Capital Group Limited	6.750%		BBB	9,085,803
8,942	Aspen Insurance Holdings Limited	7.250%		BBB–	230,704
214,051	Aspen Insurance Holdings Limited	5.950%		BBB–	5,618,839
748,733	Axis Capital Holdings Limited	6.875%		BBB	18,972,894
131,293	Axis Capital Holdings Limited	5.500%		BBB	3,152,345
307,730	Hartford Financial Services Group Inc., (3)	7.875%		BBB–	9,379,610
524,885	Prudential PLC	6.750%		A–	13,484,296
416,100	Reinsurance Group of America Inc., (3)	6.200%		BBB	11,729,859
127,798	Torchmark Corporation, (3)	5.875%		BBB+	3,220,510
	Total Insurance				142,228,681

	U.S. Agency – 1.8%

105,300	AgriBank FCB, (5)	6.875%		BBB+	11,214,450
47,500	Cobank Agricultural Credit Bank, (5)	6.250%		BBB+	4,833,125
53,000	Cobank Agricultural Credit Bank, (5)	6.200%		BBB+	5,387,784
131	Farm Credit Bank of Texas, (5)	6.750%		Baa1	13,755,000
	Total U.S. Agency				35,190,359

	Wireless Telecommunication Services – 0.3%

90,850	Telephone and Data Systems Inc., (3)	7.000%		BB+	2,300,322
131,990	Telephone and Data Systems Inc., (3)	6.875%		BB+	3,324,828
11,826	United States Cellular Corporation, (3)	7.250%		Ba1	313,389
10,591	United States Cellular Corporation, (3)	6.950%		Ba1	268,058
	Total Wireless Telecommunication Services				6,206,597
	Total $25 Par (or similar) Preferred Securities (cost $441,199,369)				464,950,753

Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.6 (0.5% of Total Investments)

	Banks – 0.6%

10,632	Wells Fargo & Company	7.500%	N/A (6)	BBB	$12,769,564
	Total Convertible Preferred Securities (cost $12,541,444)				12,769,564

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 9.2% (6.2% of Total Investments)

	Banks – 7.1%

$7,000	Barclays Bank PLC, (3), (7)	7.625%	11/21/22	BBB–	$7,665,000
26,400	Barclays Bank PLC, (7)	7.750%	4/10/23	BBB–	27,819,000
1,250	Den Norske Bank	1.188%	N/A (6)	Baa2	800,000
1,250	Den Norske Bank	0.713%	N/A (6)	Baa2	800,000
16,000	ING Groep N.V, (7)	6.500%	N/A (6)	BBB–	15,500,000
54,000	JP Morgan Chase & Company	6.750%	N/A (6)	BBB–	59,098,140
13,225	Nordea Bank AB, 144A, (7)	5.500%	N/A (6)	BBB	13,191,938
15,000	Societe Generale, Reg S, (7)	8.250%	N/A (6)	BB+	15,581,250
134,125	Total Banks				140,455,328

	Capital Markets – 0.8%

11,000	Credit Suisse Group AG, Reg S, (7)	6.500%	8/08/23	BBB	11,786,918
2,910	Macquarie Bank Limited, Reg S, (7)	10.250%	6/20/57	BB+	2,975,813
13,910	Total Capital Markets				14,762,731

NUVEEN	49

JPS	Nuveen Preferred Securities Income Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction & Engineering – 0.2%

$4,000	Hutchison Whampoa International 12 Limited, 144A	6.000%	N/A (6)	BBB	$4,029,600

	Electric Utilities – 0.1%

2,900	WPS Resource Corporation	3.062%	12/01/66	Baa1	2,660,750

	Insurance – 0.8%

5,000	AIG Life Holdings Inc., 144A, (3)	8.125%	3/15/46	Baa2	6,500,000
900	AXA, Reg S	5.500%	N/A (6)	A3	913,500
6,150	Liberty Mutual Group Inc., 144A	7.697%	10/15/97	BBB+	7,560,816
12,050	Total Insurance				14,974,316

	Multi-Utilities – 0.1%

3,000	WEC Energy Group, Inc., (3)	6.250%	5/15/67	Baa1	2,692,500

	Wireless Telecommunication Services – 0.1%

1,600	Koninklijke KPN NV, 144A, (3)	7.000%	3/28/73	BB+	1,726,000
$171,585	Total Corporate Bonds (cost $176,473,330)				181,301,225

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 108.5% (73.8% of Total Investments)

	Banks – 57.2%

$27,800	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (7)	6.750%	N/A (6)	Baa1	$29,496,773
42,800	Banco Bilbao Vizcaya Argentaria S.A, Reg S, (7)	9.000%	N/A (6)	BB	44,653,240
20,600	Banco Santander SA, Reg S, (7)	6.375%	N/A (6)	Ba1	19,308,380
20,394	Bank of America Corporation, (3)	8.000%	N/A (6)	BB+	21,056,805
11,300	Bank of America Corporation	6.500%	N/A (6)	BB+	12,119,250
10,700	Bank of America Corporation	6.300%	N/A (6)	BB+	11,449,000
3,600	Bank One Capital III, (3)	8.750%	9/01/30	Baa2	5,052,985
45,290	Barclays PLC, (7)	8.250%	N/A (6)	BB+	47,264,916
36,416	Barclays PLC, (7)	7.434%	N/A (6)	BB+	35,004,880
10,000	Citigroup Inc.	8.400%	N/A (6)	BB+	10,725,000
3,000	Citigroup Inc.	6.250%	N/A (6)	BB+	3,168,750
39,300	Citigroup Inc., (3)	6.125%	N/A (6)	BB+	41,284,650
9,250	Citigroup Inc.	5.950%	N/A (6)	BB+	9,548,313
24,389	Citizens Financial Group Inc.	5.500%	N/A (6)	BB+	24,468,264
17,500	Cobank Agricultural Credit Bank	6.250%	N/A (6)	BBB+	18,446,855
23,653	Credit Agricole SA, 144A, (7)	7.875%	N/A (6)	BB+	24,088,499
50,400	Credit Agricole SA, 144A, (7)	8.125%	N/A (6)	BB+	53,580,240
3,000	Credit Agricole SA, Reg S, (7)	8.125%	N/A (6)	BB+	3,187,599
1,000	Credit Agricole, S.A, 144A, (7)	6.625%	N/A (6)	BB+	983,750
9,000	Credit Agricole, S.A, Reg S, (7)	7.875%	N/A (6)	BB+	9,165,708
11,000	DNB Bank ASA, Reg S, (7)	5.750%	N/A (6)	BBB	11,001,650
17,900	Dresdner Funding Trust I, Reg S	8.151%	6/30/31	BB+	20,650,335
4,500	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	5,208,750
25,580	First Union Capital Trust II, Series A, (3), (4)	7.950%	11/15/29	Baa1	33,223,611
30,000	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (6)	Baa1	44,550,000
66,505	HSBC Holdings PLC, (7)	6.875%	N/A (6)	BBB	70,630,436
11,000	JP Morgan Chase & Company	6.000%	N/A (6)	BBB–	11,302,500
2,000	JP Morgan Chase & Company	5.300%	N/A (6)	BBB–	2,055,000
3,500	JP Morgan Chase & Company	5.150%	N/A (6)	BBB–	3,429,300
8,000	KeyCorp Capital III, (4)	7.750%	7/15/29	Baa2	9,539,768
9,850	Lloyds Banking Group PLC, 144A	6.657%	N/A (6)	Ba1	10,711,875
4,800	Lloyds Banking Group PLC, 144A	6.413%	N/A (6)	Ba1	5,160,000
70,529	Lloyds Banking Group PLC, (7)	7.500%	N/A (6)	BB+	73,159,024
12,300	Lloyds Bank PLC, Reg S	12.000%	N/A (6)	BBB–	16,266,750
9,100	M&T Bank Corporation	6.375%	N/A (6)	Baa1	9,373,000
35,090	Nordea Bank AB, 144A, (7)	6.125%	N/A (6)	BBB	34,081,163

50	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$5,000	Nordea Bank AB, Reg S, (7)	6.125%	N/A (6)	BBB	$4,856,250
12,330	Nordea Bank AB, Reg S, (7)	5.250%	N/A (6)	BBB	11,901,902
29,100	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	31,973,625
4,000	RBS Capital Trust B, Reg S	6.800%	N/A (6)	BB–	3,988,000
21,375	Royal Bank of Scotland Group PLC, (7)	8.000%	N/A (6)	BB–	20,974,219
63,786	Royal Bank of Scotland Group PLC, (7)	7.500%	N/A (6)	BB–	61,872,418
9,546	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	11,032,790
7,210	Skandinaviska Enskilda Bankenn AB, Reg S, (7)	5.750%	N/A (6)	BBB	7,200,988
59,900	Societe Generale, 144A, (7)	8.000%	N/A (6)	BB+	60,349,250
4,500	Societe Generale, 144A, (7)	7.875%	N/A (6)	BB+	4,398,750
7,000	Standard Chartered PLC, 144A, (7)	7.500%	N/A (6)	Ba1	7,017,500
13,000	Standard Chartered PLC, 144A, (7)	7.750%	N/A (6)	Ba1	12,967,500
32,786	Svenska Handelsbanken AB, Reg S, (7)	5.250%	N/A (6)	BBB+	32,416,895
3,000	Swedbank AB, Reg S, (7)	5.500%	N/A (6)	BBB	3,000,540
2,450	Societe Generale, 144A	1.749%	N/A (6)	BB+	2,388,750
5,000	Societe Generale, Reg S, (7)	7.875%	N/A (6)	BB+	4,887,500
32,000	Standard Chartered PLC, 144A	7.014%	N/A (6)	Baa3	33,720,000
29,525	Wells Fargo & Company	7.980%	N/A (6)	BBB	31,001,250
	Total Banks				1,130,345,146

	Capital Markets – 10.4%

12,100	Bank of New York Mellon Corporation, (4)	4.950%	N/A (6)	Baa1	12,387,375
18,700	Charles Schwab Corporation	7.000%	N/A (6)	BBB	21,252,550
51,300	Credit Suisse Group AG, 144A, (7)	7.500%	N/A (6)	BB	54,268,218
6,200	Credit Suisse Group AG, 144A, (7)	6.250%	N/A (6)	BB	6,114,750
14,000	Credit Suisse Group AG, Reg S, (7)	7.500%	N/A (6)	BB	14,808,080
3,500	Goldman Sachs Group Inc.	5.700%	N/A (6)	Ba1	3,612,525
6,150	Morgan Stanley	5.550%	N/A (6)	Ba1	6,311,438
2,676	UBS AG Stamford, (3), (7)	7.625%	8/17/22	BBB+	3,042,612
5,609	UBS Group AG, Reg S, (7)	7.000%	N/A (6)	BB+	5,910,484
39,800	UBS Group AG, Reg S, (7)	6.875%	N/A (6)	BB+	39,638,412
32,178	UBS Group AG, Reg S, (7)	7.125%	N/A (6)	BB+	33,187,360
5,000	UBS Group AG, Reg S, (7)	6.875%	N/A (6)	BB+	5,126,295
	Total Capital Markets				205,660,099

	Diversified Financial Services – 5.6%

26,000	BNP Paribas, 144A, (7)	7.625%	N/A (6)	BBB–	27,300,000
29,185	BNP Paribas, 144A, (7)	7.375%	N/A (6)	BBB–	29,549,813
10,000	BNP Paribas, 144A, (7)	6.750%	N/A (6)	BBB–	9,950,000
5,000	BNP Paribas, Reg S, (7)	7.375%	N/A (6)	BBB–	5,062,500
2,861	Countrywide Capital Trust III, Series B, (4)	8.050%	6/15/27	BBB–	3,507,337
17,557	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	20,563,636
13,905	Voya Financial Inc., (3)	5.650%	5/15/53	Baa3	13,974,525
	Total Diversified Financial Services				109,907,811

	Electric Utilities – 2.3%

15,000	Emera, Inc., (3)	6.750%		BBB–	16,350,000
1,000	FPL Group Capital Inc., (3)	3.065%	10/01/66	BBB	860,000
7,850	FPL Group Capital Inc., (4)	6.650%	6/15/67	BBB	6,900,150
23,482	PPL Capital Funding Inc., (3)	6.700%	3/30/67	BBB	21,603,440
	Total Electric Utilities				45,713,590

	Equity Real Estate Investment Trusts – 0.2%

3,722	Sovereign Capital Trusts, (3)	7.908%	6/13/36	BB	3,722,000

	Food Products – 0.2%

4,500	Dairy Farmers of America Inc., 144A, (3)	7.125%	N/A (6)	Baa3	4,792,500

NUVEEN	51

JPS	Nuveen Preferred Securities Income Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Industrial Conglomerates – 4.7%

$88,887	General Electric Capital Corporation, (3)	5.000%	N/A (6)	A	$92,153,594

	Insurance – 21.3%
3,598	Ace Capital Trust II, (4)	9.700%	4/01/30	BBB+	5,325,040
9,800	AIG Life Holdings Inc., (3)	8.500%	7/01/30	Baa2	12,397,000
4,400	Allstate Corporation, (3)	5.750%	8/15/53	Baa1	4,636,500
1,200	Allstate Corporation, (4)	6.500%	5/15/67	Baa1	1,371,000
13,605	American International Group, Inc., (3)	8.175%	5/15/58	Baa2	17,414,400
1,225	AON Corporation, (3)	8.205%	1/01/27	BBB	1,568,000
2,700	Aviva PLC, Reg S	8.250%	N/A (6)	BBB+	2,806,294
17,819	AXA SA, 144A	6.380%	N/A (6)	Baa1	19,166,473
16,550	AXA SA, (3)	8.600%	12/15/30	A3	22,921,750
32,854	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	29,322,195
1,200	Everest Reinsurance Holdings, Inc., (3)	6.600%	5/01/67	BBB	1,056,000
16,150	Glen Meadows Pass Through Trust, 144A, (3)	6.505%	8/15/67	BBB–	13,767,875
8,100	Great West Life & Annuity Capital I, 144A, (4)	6.625%	11/15/34	A–	8,692,288
12,250	Great West Life & Annuity Insurance Capital LP II, 144A, (3)	7.153%	5/15/46	A–	10,780,000
11,688	Hartford Financial Services Group Inc., (4)	8.125%	6/15/68	BBB–	12,506,160
25,841	Liberty Mutual Group, 144A, (3)	7.800%	3/07/87	Baa3	29,523,343
20,369	Liberty Mutual Group, 144A	7.000%	3/15/37	Baa3	19,707,008
3,277	Lincoln National Corporation, (3)	7.000%	5/17/66	BBB	2,801,835
11,390	Lincoln National Corporation, (4)	6.050%	4/20/67	BBB	9,453,700
26,100	MetLife Capital Trust IV, 144A, (4)	7.875%	12/15/67	BBB	32,494,500
31,700	MetLife Capital Trust X, (4)	9.250%	4/08/68	BBB	43,904,500
3,000	MetLife Inc., (3)	10.750%	8/01/69	BBB	4,642,500
41,904	Nationwide Financial Services Inc., (4)	6.750%	5/15/67	Baa2	43,789,680
7,243	Oil Insurance Limited, 144A	3.980%	N/A (6)	Baa1	6,066,013
3,750	Provident Financing Trust I, (3)	7.405%	3/15/38	Baa3	4,096,875
6,225	Prudential Financial Inc., (3)	5.875%	9/15/42	BBB+	6,645,188
305	Prudential Financial Inc., (3)	8.875%	6/15/68	BBB+	329,400
27,180	Prudential Financial Inc., (4)	5.625%	6/15/43	BBB+	28,640,925
1,300	Prudential PLC, Reg S	7.750%	N/A (6)	A–	1,332,819
5,010	The Chubb Corporation, (4)	6.375%	4/15/37	BBB+	4,887,255
5,405	XL Capital Ltd	6.500%	N/A (6)	BBB	4,553,713
17,200	XLIT Limited	3.687%	N/A (6)	BBB–	13,760,000
	Total Insurance				420,360,229

	Machinery – 0.3%

6,000	Stanley Black & Decker Inc., (3)	5.750%	12/15/53	BBB+	6,298,200

	Oil, Gas & Consumable Fuels – 1.3%

24,476	Enterprise Products Operating LP, (4)	7.034%	1/15/68	Baa2	25,450,879

	Road & Rail – 1.5%

25,485	Burlington Northern Santa Fe Funding Trust I, (4)	6.613%	12/15/55	A–	29,116,613

	Wireless Telecommunication Services – 3.5%

59	Centaur Funding Corporation, Series B, 144A	9.080%	4/21/20	BBB–	69,310,838
	Total $1,000 Par (or similar) Institutional Preferred (cost $2,030,796,395)				2,142,831,499

Shares	Description (1), (8)				Value

	INVESTMENT COMPANIES – 1.2% (0.8% of Total Investments)

966,571	Blackrock Credit Allocation Income Trust IV				$12,613,752
646,421	John Hancock Preferred Income Fund III				11,842,433
	Total Investment Companies (cost $34,236,524)				24,456,185
	Total Long-Term Investments (cost $2,695,247,062)				2,826,309,226

52	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.0% (2.7% of Total Investments)

	REPURCHASE AGREEMENTS – 4.0% (2.7% of Total Investments)

$77,967	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/17, repurchase price $77,967,079, collateralized by $80,960,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $79,531,218	0.030%	2/01/17	$77,967,014
	Total Short-Term Investments (cost $77,967,014)			77,967,014
	Total Investments (cost $2,773,214,076) – 147.0%			2,904,276,240
	Borrowings – (40.3)% (9), (10)			(796,900,000)
	Reverse Repurchase Agreement – (7.6)%			(150,000,000)
	Other Assets Less Liabilities – 0.9% (11)			18,528,088
	Net Assets Applicable to Common Shares – 100%			$1,975,904,328

Investments in Derivatives as of January 31, 2017

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (12)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank, N.A.	$227,569,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	7/03/17	12/01/18	12/01/20	$(1,045,086)	$(4,061,001)
JP Morgan Chase Bank, N.A.	227,569,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	7/03/17	12/01/20	12/01/22	(2,389,972)	(6,777,208)
	$455,138,000								$(3,435,058)	$(10,838,209)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and reverse repurchase agreements.

(4)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $323,422,384.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Perpetual security. Maturity date is not applicable.

(7)	Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was $1,015,928,413, representing 51.4% and 35.0% of Net Assets Applicable to Common Shares and Total Investments, respectively.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(9)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,872,351,686 have been pledged as collateral for borrowings.

(10)	Borrowings as a percentage of total investments are 27.4%.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange.

See accompanying notes to financial statements.

NUVEEN	53

JPT

Nuveen Preferred and Income 2022 Term Fund
Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 68.7% (100.0% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL Preferred – 8.3% (12.1% of Total Investments)

	Banks – 0.7%

5,183	Fifth Third Bancorp.	6.625%		Baa3	$144,813
36,458	Regions Financial Corporation	6.375%		Ba1	983,637
	Total Banks				1,128,450

	Capital Markets – 3.2%

175,000	Morgan Stanley	6.875%		Ba1	4,819,500
1,889	Northern Trust Corporation	5.850%		BBB+	48,736
7,821	State Street Corporation	5.350%		Baa1	199,201
	Total Capital Markets				5,067,437

	Consumer Finance – 0.0%

1,842	Discover Financial Services	6.500%		BB–	47,524

	Food Products – 1.3%

75,000	CHS Inc.	7.100%		N/R	2,061,750

	Insurance – 1.9%

49,995	Hartford Financial Services Group Inc.	7.875%		BBB–	1,523,847
1,000	Maiden Holdings Limited	8.250%		BB	25,970
2,300	Maiden Holdings NA Limited	7.750%		BBB–	62,123
36,016	Reinsurance Group of America Inc.	6.200%		BBB	1,015,291
15,177	Reinsurance Group of America, Inc.	5.750%		BBB	406,743
	Total Insurance				3,033,974

	Oil, Gas & Consumable Fuels – 0.6%

30,000	Nustar Energy LP	8.500%		Ba3	801,000
4,252	Nustar Logistics Limited Partnership	7.625%		Ba2	110,552
	Total Oil, Gas & Consumable Fuels				911,552

	U.S. Agency – 0.6%

10	Farm Credit Bank of Texas, (3)	6.750%		Baa1	1,050,000
	Total $25 Par (or similar) Retail Preferred (cost $13,300,974)				13,300,687

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 8.5% (12.4% of Total Investments)

	Banks – 5.2%

$1,000	Bank of America Corporation	6.250%	N/A (4)	BB+	$1,044,000
2,000	Bank of America Corporation	6.300%	N/A (4)	BB+	2,140,000
2,000	Citigroup Inc.	5.875%	N/A (4)	BB+	2,062,500
3,000	JP Morgan Chase & Company	5.300%	N/A (4)	BBB–	3,082,500
8,000	Total Banks				8,329,000

	Capital Markets – 3.3%

5,100	Goldman Sachs Group Inc.	5.375%	N/A (4)	Ba1	5,202,000
$13,100	Total Corporate Bonds (cost $13,593,875)				13,531,000

54	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 51.9% (75.5% of Total Investments)

	Banks – 21.1%

$2,000	Bank of America Corporation	6.500%	N/A (4)	BB+	$2,145,000
2,000	Barclays Bank PLC, 144A	10.179%	6/12/21	A–	2,504,414
3,000	Citigroup Inc.	6.125%	N/A (4)	BB+	3,151,500
2,000	Commerzbank AG, 144A	8.125%	9/19/23	BBB	2,295,000
1,400	KeyCorp	5.000%	N/A (4)	Baa3	1,331,750
3,000	JP Morgan Chase & Company	6.750%	N/A (4)	BBB–	3,283,230
1,000	M&T Bank Corporation	6.450%	N/A (4)	Baa2	1,080,000
1,500	M&T Bank Corporation	5.125%	N/A (4)	Baa2	1,466,550
3,000	PNC Financial Services	5.000%	N/A (4)	Baa2	2,955,000
3,000	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	3,296,250
2,500	Royal Bank of Scotland Group PLC	7.648%	N/A (4)	BB	2,889,375
1,000	SunTrust Bank Inc.	5.625%	N/A (4)	Baa3	1,032,500
1,000	U.S. Bancorp.	5.125%	N/A (4)	A3	1,036,250
1,500	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	1,483,125
3,500	Wells Fargo & Company	7.980%	N/A (4)	BBB	3,675,000
31,400	Total Banks				33,624,944

	Capital Markets – 3.1%

2,000	Bank of New York Mellon Corporation	4.950%	N/A (4)	Baa1	2,047,500
750	Goldman Sachs Group Inc.	5.300%	N/A (4)	Ba1	733,500
1,000	Morgan Stanley	5.550%	N/A (4)	Ba1	1,026,250
1,000	State Street Corporation	5.250%	N/A (4)	Baa1	1,042,500
4,750	Total Capital Markets				4,849,750

	Commercial Services & Supplies – 1.9%

3,000	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	3,090,000

	Consumer Finance – 3.9%

1,000	American Express Company	5.200%	N/A (4)	Baa2	1,010,000
2,000	American Express Company	4.900%	N/A (4)	Baa2	1,962,300
3,200	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	3,263,616
6,200	Total Consumer Finance				6,235,916

	Diversified Financial Services – 3.5%

1,000	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (4)	A	1,022,500
3,000	Rabobank Nederland, 144A	11.000%	N/A (4)	Baa2	3,513,750
1,000	Voya Financial Inc.	5.650%	5/15/53	Baa3	1,005,000
5,000	Total Diversified Financial Services				5,541,250

	Electric Utilities – 3.3%

1,000	Electricite de France, 144A	5.250%	N/A (4)	BBB	951,250
4,000	Emera, Inc.	6.750%	6/15/76	BBB–	4,360,000
5,000	Total Electric Utilities				5,311,250

	Food Products – 1.3%

2,000	Dairy Farmers of America Inc., 144A	7.125%	N/A (4)	Baa3	2,130,000

	Industrial Conglomerates – 2.3%

3,562	General Electric Capital Corporation	5.000%	N/A (4)	A	3,692,904

	Insurance – 8.4%

2,000	Aviva PLC, Reg S	8.250%	N/A (4)	BBB+	2,078,736
4,000	MetLife Inc.	5.250%	N/A (4)	BBB	4,090,000
1,000	Prudential Financial Inc.	5.875%	9/15/42	BBB+	1,067,500
6,000	Symetra Financial Corporation, 144A	8.300%	10/15/37	Baa2	6,120,000
13,000	Total Insurance				13,356,236

NUVEEN	55

JPT	Nuveen Preferred and Income 2022 Term Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Machinery – 1.0%

$1,500	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	$1,574,550

	Metals & Mining – 2.1%

3,000	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	3,292,500
$78,412	Total $1,000 Par (or similar) Institutional Preferred (cost $83,008,125)				82,699,300
	Total Long-Term Investments (cost $109,902,974)				109,530,987
	Other Assets Less Liabilities – 31.3%				49,923,528
	Net Assets Applicable to Common Shares – 100%				$159,454,515

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Perpetual security. Maturity date is not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

56	NUVEEN

JPW

Nuveen Flexible Investment Income Fund
Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 136.9% (98.6% of Total Investments)

	COMMON STOCKS – 19.5% (14.1% of Total Investments)

	Air Freight & Logistics – 0.7%

4,100	United Parcel Service, Inc., Class B	$447,433

	Banks – 0.7%

11,200	CIT Group Inc.	461,328

	Biotechnology – 0.7%

6,600	Gilead Sciences, Inc.	478,170

	Capital Markets – 1.8%

46,375	Ares Capital Corporation	783,738
25,295	TPG Specialty Lending, Inc.	462,140
	Total Capital Markets	1,245,878

	Chemicals – 0.7%

69,600	CVR Partners LP	441,960

	Consumer Finance – 0.7%

13,700	Synchrony Financial	490,734

	Equity Real Estate Investment Trusts – 3.6%

22,700	Apartment Investment & Management Company, Class A	1,000,389
33,871	Colony Northstar, Inc.	471,484
37,300	MGM Growth Properties LLC	963,086
	Total Equity Real Estate Investment Trusts	2,434,959

	Industrial Conglomerates – 3.1%

23,300	Philips Electronics	684,554
10,600	Siemens AG, Sponsored ADR, (2)	1,377,682
	Total Industrial Conglomerates	2,062,236

	Media – 1.2%

16,032	National CineMedia, Inc., (3)	235,029
13,400	Viacom Inc., Class B	564,676
	Total Media	799,705

	Multi-Utilities – 0.7%

27,800	Veolia Environment S.A., ADR, (2)	473,990

	Pharmaceuticals – 3.5%

42,100	AstraZeneca PLC	1,146,383
30,700	GlaxoSmithKline PLC	1,206,817
	Total Pharmaceuticals	2,353,200

	Software – 0.7%

11,800	Oracle Corporation, (3)	473,298

	Tobacco – 1.4%

5,200	Philip Morris International	499,876
20,681	Vector Group Ltd.	456,223
	Total Tobacco	956,099
	Total Common Stocks (cost $12,979,872)	13,118,990

NUVEEN	57

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 7.0% (5.0% of Total Investments)

	Banks – 3.2%

600	Bank of America Corporation	7.250%	BB+	$715,350
1,203	Wells Fargo & Company	7.500%	BBB	1,444,863
	Total Banks			2,160,213

	Diversified Telecommunication Services – 0.7%

6,200	Frontier Communications Corporation	11.125%	N/R	453,282

	Electric Utilities – 2.5%

18,950	Great Plains Energy Inc.	7.000%	N/R	970,809
14,200	NextEra Energy Inc.	6.123%	BBB	710,994
	Total Electric Utilities			1,681,803

	Pharmaceuticals – 0.6%

675	Teva Pharmaceutical Industries Limited, (2)	7.000%	N/R	410,400
	Total Convertible Preferred Securities (cost $4,952,019)			4,705,698

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 28.7% (20.7% of Total Investments)

	Banks – 3.6%

17,080	Citigroup Inc.	6.875%	BB+	$474,995
17,429	Cowen Group, Inc.	8.250%	N/R	447,054
15,629	FNB Corporation	7.250%	Ba2	468,401
19,850	HSBC Holdings PLC	8.000%	Baa1	517,291
20,000	Huntington BancShares Inc.	6.250%	Baa3	517,200
	Total Banks			2,424,941

	Capital Markets – 5.0%

17,838	Charles Schwab Corporation	6.000%	BBB	467,356
14,065	Hercules Technology Growth Capital Incorporated	6.250%	BBB–	360,627
48,628	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	1,191,386
31,528	Morgan Stanley	7.125%	Ba1	906,745
18,213	Solar Capital Limited	6.750%	BBB–	456,418
	Total Capital Markets			3,382,532

	Consumer Finance – 2.6%

48,415	GMAC Capital Trust I, (3)	8.125%	B+	1,244,266
10,165	SLM Corporation, Series A	6.970%	Ba3	513,333
	Total Consumer Finance			1,757,599

	Equity Real Estate Investment Trusts – 7.4%

14,400	Cedar Shopping Centers Inc., Series A	7.250%	N/R	357,840
18,530	Colony Northstar, Inc.	8.875%	N/R	474,739
19,000	Colony Northstar, Inc.	8.750%	N/R	496,090
14,015	Colony Northstar, Inc.	7.500%	N/R	345,189
13,500	Coresite Realty Corporation	7.250%	N/R	346,140
19,054	Digital Realty Trust Inc.	7.375%	Baa3	522,270
32,100	Dupont Fabros Technology	6.625%	Ba2	848,403
17,725	Penn Real Estate Investment Trust	8.250%	N/R	451,101
9,244	Retail Properties of America	7.000%	BB	234,613
33,840	VEREIT, Inc.	6.700%	BB	855,814
	Total Equity Real Estate Investment Trusts			4,932,199

	Food Products – 2.7%

30,300	CHS Inc.	7.100%	N/R	832,947
35,867	CHS Inc.	6.750%	N/R	966,974
	Total Food Products			1,799,921

58	NUVEEN

Shares	Description (1)	Coupon			Ratings (4)	Value

	Insurance – 4.6%

20,934	Argo Group US Inc.	6.500%			BBB–	$534,864
18,425	Endurance Specialty Holdings Limited	6.350%			BBB–	483,472
16,081	Kemper Corporation	7.375%			Ba1	427,755
5,227	Maiden Holdings NA Limited	8.000%			BBB–	133,079
19,325	Maiden Holdings NA Limited	7.750%			BBB–	521,968
39,300	National General Holding Company, (3)	7.625%			N/R	1,004,115
	Total Insurance					3,105,253

	Oil, Gas & Consumable Fuels – 0.0%

780	Scorpio Tankers Inc.	6.750%			N/R	18,104

	Specialty Retail – 0.7%

18,985	TravelCenters of America LLC	8.000%			N/R	484,877

	Wireless Telecommunication Services – 2.1%

52,948	United States Cellular Corporation	7.250%			Ba1	1,389,885
	Total $25 Par (or similar) Retail Preferred (cost $18,198,751)					19,295,311

Principal Amount (000)	Description (1)	Coupon	Maturity		Ratings (4)	Value

	CORPORATE BONDS – 67.6% (48.6% of Total Investments)

	Aerospace & Defense – 0.7%
$500	Triumph Group Inc.	4.875%	4/01/21		B1	$476,250

	Auto Components – 1.3%

875	Cooper-Standard Automotive Inc., 144A	5.625%	11/15/26		B	879,918

	Automobiles – 0.8%

425	General Motors Corporation	6.600%	4/01/36		BBB	490,138

	Banks – 3.1%

225	Bank of America Corporation	6.300%	N/A	(5)	BB+	240,750
850	Citigroup Inc.	5.950%	N/A	(5)	BB+	864,663
900	JP Morgan Chase & Company	6.750%	N/A	(5)	BBB–	984,969
1,975	Total Banks					2,090,382

	Beverages – 2.0%

1,250	Anheuser Busch InBev Finance Inc.	4.900%	2/01/46		A–	1,338,490

	Biotechnology – 0.7%

475	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23		B+	459,563

	Capital Markets – 0.7%

475	Raymond James Financial Inc.	4.950%	7/15/46		BBB	468,179

	Chemicals – 5.2%

925	A Schulman Inc., 144A	6.875%	6/01/23		B+	975,875
725	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23		B+	772,125
1,075	Trinseo Materials Operating, 144A	6.750%	5/01/22		B+	1,135,469
450	Univar Inc., 144A	6.750%	7/15/23		B	468,000
100	Versum Materials, Inc., 144A	5.500%	9/30/24		BB	104,000
3,275	Total Chemicals					3,455,469

	Commercial Services & Supplies – 3.8%

625	GFL Environmental Corporation, 144A	7.875%	4/01/20		B–	650,781
525	GFL Environmental Corporation, 144A	9.875%	2/01/21		B–	570,938

NUVEEN	59

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Commercial Services & Supplies (continued)

$945	R.R. Donnelley & Sons Company	6.500%	11/15/23	B+	$923,889
450	R.R. Donnelley & Sons Company	6.000%	4/01/24	B+	427,500
2,545	Total Commercial Services & Supplies				2,573,108

	Consumer Finance – 2.1%

450	Ally Financial Inc.	5.750%	11/20/25	BB	459,081
900	Navient Corporation	8.000%	3/25/20	BB	966,375
1,350	Total Consumer Finance				1,425,456

	Containers & Packaging – 1.4%

900	Sealed Air Corporation, 144A	6.875%	7/15/33	BB	945,000

	Diversified Telecommunication Services – 8.5%

1,800	CenturyLink Inc.	7.650%	3/15/42	BB+	1,636,874
2,320	Frontier Communications Corporation	11.000%	9/15/25	BB	2,346,095
935	GCI Inc.	6.875%	4/15/25	BB–	972,400
735	Qwest Corp.	6.875%	9/15/33	BBB–	713,573
5,790	Total Diversified Telecommunication Services				5,668,942

	Equity Real Estate Investment Trusts – 1.5%

925	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	1,003,625

	Food & Staples Retailing – 3.0%

1,250	Rite Aid Corporation, 144A	6.125%	4/01/23	B	1,301,563
675	Whole Foods Market Inc.	5.200%	12/03/25	BBB–	716,301
1,925	Total Food & Staples Retailing				2,017,864

	Health Care Providers & Services – 2.1%

945	Kindred Healthcare Inc.	8.000%	1/15/20	B–	930,825
450	Molina Healthcare Inc.	5.375%	11/15/22	BB	464,625
1,395	Total Health Care Providers & Services				1,395,450

	Hotels, Restaurants & Leisure – 1.3%

800	McDonald’s Corporation	4.875%	12/09/45	BBB+	850,006

	Household Durables – 1.4%

950	Tempur Sealy International, Inc.	5.500%	6/15/26	BB	935,750

	Internet Software & Services – 0.7%

450	Donnelley Financial Solutions, Inc., 144A	8.250%	10/15/24	B	465,750

	Machinery – 3.9%

950	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	983,250
850	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB+	899,028
730	Meritor Inc.	6.750%	6/15/21	B+	755,550
2,530	Total Machinery				2,637,828

	Media – 3.0%

1,070	Dish DBS Corporation	5.875%	11/15/24	Ba3	1,082,038
375	Dish DBS Corporation	7.750%	7/01/26	Ba3	418,946
500	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	499,375
1,945	Total Media				2,000,359

	Metals & Mining – 0.8%

500	ArcelorMittal	8.000%	10/15/39	BB+	556,250

60	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Multiline Retail – 0.7%

$475	Nordstrom, Inc.	5.000%	1/15/44	BBB+	$444,963

	Oil, Gas & Consumable Fuels – 0.7%

450	Enviva Parnters LP / Enviva Partners Finance Corp., 144A	8.500%	11/01/21	B+	482,625

	Real Estate Management & Development – 2.0%

1,250	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB–	1,354,688

	Semiconductors & Semiconductor Equipment – 2.8%

425	Amkor Technology Inc.	6.625%	6/01/21	BB	433,802
1,425	Micron Technology, Inc., 144A	5.625%	1/15/26	BB	1,427,138
1,850	Total Semiconductors & Semiconductor Equipment				1,860,940

	Software – 0.6%

375	Conduent Finance Inc / Xerox Business Services LLC, 144A	10.500%	12/15/24	BB	422,344

	Specialty Retail – 2.6%

1,800	L Brands, Inc.	6.875%	11/01/35	BB+	1,754,999

	Technology Hardware, Storage & Peripherals – 5.8%

1,525	Hewlett Packard Enterprise Co	6.350%	10/15/45	A–	1,607,152
1,325	Seagate HDD Cayman	4.875%	6/01/27	BBB–	1,246,654
900	Western Digital Corporation, 144A	10.500%	4/01/24	BB+	1,060,875
3,750	Total Technology Hardware, Storage & Peripherals				3,914,681

	Wireless Telecommunication Services – 4.4%

900	Altice Financing SA, 144A	7.500%	5/15/26	BB–	950,063
1,875	Viacom Inc.	6.875%	4/30/36	BBB	1,997,452
2,775	Total Wireless Telecommunication Services				2,947,515
$43,980	Total Corporate Bonds (cost $43,856,707)				45,316,532

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 14.1% (10.2% of Total Investments)

	Banks – 6.0%

$900	Bank of America Corporation	6.500%	N/A (5)	BB+	$965,250
215	Citigroup Inc.	6.250%	N/A (5)	BB+	227,094
450	Citigroup Inc.	5.800%	N/A (5)	BB+	462,375
350	Cobank Agricultural Credit Bank	6.250%	N/A (5)	BBB+	368,937
425	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	466,969
450	Wells Fargo & Company	5.875%	N/A (5)	BBB	478,406
1,000	Zions Bancorporation	7.200%	N/A (5)	BB–	1,075,000
	Total Banks				4,044,031

	Capital Markets – 0.7%

475	Goldman Sachs Group Inc.	5.300%	N/A (5)	Ba1	464,550

	Consumer Finance – 0.7%

475	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	484,443

	Electric Utilities – 2.0%

1,235	Emera, Inc.	6.750%	6/15/76	BBB–	1,346,150

	Energy Equipment & Services – 0.8%

525	Transcanada Trust	5.875%	8/15/76	BBB	555,188

NUVEEN	61

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	January 31, 2017 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Food Products – 3.2%

$1,495	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	$1,554,800
575	Land O’Lakes Inc., 144A	8.000%	N/A (5)	BB	598,000
	Total Food Products				2,152,800

	Insurance – 0.7%

400	Liberty Mutual Group, 144A	7.800%	3/07/87	Baa3	457,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $9,143,481)				9,504,162
	Total Long-Term Investments (cost $89,130,830)				91,940,693

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.9% (1.4% of Total Investments)

	REPURCHASE AGREEMENTS – 1.9% (1.4% of Total Investments)

$1,287	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/17, repurchase price $1,286,692 collateralized by $1,340,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $1,316,352	0.030%	2/01/17		$1,286,691
	Total Short-Term Investments (cost $1,286,691)				1,286,691
	Total Investments (cost $90,417,521) – 138.8%				93,227,384
	Borrowings – (40.2)% (6), (7)				(27,000,000)
	Other Assets Less Liabilities – 1.4%				952,818
	Net Assets Applicable to Common Shares – 100%				$67,180,202

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives held during the reporting period.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Perpetual security. Maturity date is not applicable.

(6)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $60,520,901 have been pledged as collateral for borrowings.

(7)	Borrowings as a percentage of total investments is 29.0%.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

62	NUVEEN

Statement of Assets and Liabilities	January 31, 2017 (Unaudited)

	JPC	JPI	JPS	JPT	JPW
Assets
Long-term investments, at value (cost $1,337,473,737, $745,160,184, $2,695,247,062, $109,902,974 and $89,130,830, respectively)	$1,394,162,386	$770,408,011	$2,826,309,226	$109,530,987	$91,940,693
Short-term investments, at value (cost approximates value)	8,717,354	3,384,251	77,967,014	—	1,286,691
Cash	328,497	—	—	159,837,773	635,172
Cash collateral at brokers(1)	—	3,320,001	—	—	—
Interest rate swaps premiums paid	3,718,215	3,574,092	7,403,151	—	—
Receivable for:
Dividends	518,899	43,769	1,125,045	—	33,194
From Adviser	—	—	—	7,217	—
Interest	11,557,223	7,799,504	35,800,113	1,269,506	904,014
Investments sold	4,354,275	5,242,097	—	—	349,390
Reclaims	62,643	33,902	116,176	—	4,875
Other assets	229,800	37,091	444,582	—	676
Total assets	1,423,649,292	793,842,718	2,949,165,307	270,645,483	95,154,705
Liabilities
Borrowings	404,100,000	225,000,000	796,900,000	—	27,000,000
Reverse repurchase agreements	—	—	150,000,000	—	—
Unrealized depreciation on interest rate swaps	5,443,465	6,530,573	10,838,209	—	—
Payable for:
Dividends	6,108,127	3,390,155	12,515,341	—	411,412
Investments purchased	4,106,754	2,861,625	—	111,172,480	399,588
Accrued expenses:
Interest	36,369	20,250	67,294	—	34,208
Management fees	974,829	563,149	1,986,008	—	68,872
Trustees fees	240,800	39,806	466,567	17	842
Other	247,612	112,713	487,560	18,471	59,581
Total liabilities	421,257,956	238,518,271	973,260,979	111,190,968	27,974,503
Net assets applicable to common shares	$1,002,391,336	$555,324,447	$1,975,904,328	$159,454,515	$67,180,202
Common shares outstanding	96,897,257	22,757,308	203,807,231	6,504,072	3,698,750
Net asset value (“NAV”) per common share outstanding	$10.34	$24.40	$9.69	$24.52	$18.16
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$968,973	$227,573	$2,038,072	$65,041	$36,988
Paid-in surplus	1,186,475,534	541,919,208	2,517,218,578	159,772,732	69,756,713
Undistributed (Over-distribution of) net investment income	(6,282,520)	(3,999,806)	5,206,849	(11,271)	(596,191)
Accumulated net realized gain (loss)	(230,014,191)	(1,539,782)	(668,783,126)	—	(4,827,171)
Net unrealized appreciation (depreciation)	51,243,540	18,717,254	120,223,955	(371,987)	2,809,863
Net assets applicable to common shares	$1,002,391,336	$555,324,447	$1,975,904,328	$159,454,515	$67,180,202
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments, when applicable.

See accompanying notes to financial statements.

NUVEEN	63

Statement of Operations	Six Months Ended January 31, 2017 (Unaudited)

	JPC	JPI	JPS	JPT*	JPW
Investment Income
Dividends (net of tax withheld of $16,013, $—, $—, $— and $4,397, respectively)	$21,457,877	$8,307,702	$19,186,129	$—	$1,203,361
Interest	23,880,210	16,833,515	73,583,906	—	1,800,299
Other	40,166	20,402	71,514	—	—
Total investment income	45,378,253	25,161,619	92,841,549	—	3,003,660
Expenses
Management fees	5,814,083	3,353,256	11,770,501	3,783	410,209
Reorganization expenses	—	—	87,583	—	—
Interest expense	3,004,750	1,673,024	6,600,277	—	179,969
Custodian fees	95,557	50,172	144,431	126	28,171
Trustees fees	21,394	11,851	50,638	17	1,435
Professional fees	37,058	28,758	58,311	161	15,422
Shareholder reporting expenses	91,613	35,317	202,046	7,111	8,844
Shareholder servicing agent fees	1,796	81	4,080	—	68
Stock exchange listing fees	15,647	3,939	19,444	—	3,939
Investor relations expenses	82,180	42,294	167,306	65	21,674
Other	19,441	14,485	15,634	8	5,172
Total expenses	9,183,519	5,213,177	19,120,251	11,271	674,903
Net investment income (loss)	36,194,734	19,948,442	73,721,298	(11,271)	2,328,757
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,898,713	1,995,530	298,292	—	414,491
Options written	(209,996)	—	—	—	(39,886)
Swaps	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(26,523,920)	(10,026,337)	(6,446,659)	(371,987)	(1,816,916)
Options written	(7,871)	—	—	—	(19,607)
Swaps	6,694,313	5,252,766	13,328,709	—	—
Net realized and unrealized gain (loss)	(16,148,761)	(2,778,041)	7,180,342	(371,987)	(1,461,918)
Net increase (decrease) in net assets applicable to common shares from operations	$20,045,973	$17,170,401	$80,901,640	$(383,258)	$866,839
*	For the period January 26, 2017 (commencement of operations) through January 31, 2017.

See accompanying notes to financial statements.

64	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	JPC		JPI
	Six Months Ended 1/31/17	Year Ended 7/31/16	Six Months Ended 1/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$36,194,734	$74,532,628	$19,948,442	$42,428,802
Net realized gain (loss) from:
Investments and foreign currency	3,898,713	(10,668,071)	1,995,530	(4,958,896)
Options written	(209,996)	675,301	—	—
Swaps	—	(201,344)	—	(188,141)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(26,523,920)	30,658,823	(10,026,337)	12,020,430
Options written	(7,871)	(34,447)	—	—
Swaps	6,694,313	(9,202,900)	5,252,766	(7,177,526)
Net increase (decrease) in net assets applicable to common shares from operations	20,045,973	85,759,990	17,170,401	42,124,669
Distributions to Common Shareholders
From net investment income	(38,371,314)	(77,898,962)	(21,641,477)	(44,427,328)
From accumulated net realized gains	—	—	—	(4,150,107)
Return of capital	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(38,371,314)	(77,898,962)	(21,641,477)	(48,577,435)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	—
Proceeds from sale of shares, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	89,735	73,445	37,720
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	89,735	73,445	37,720
Net increase (decrease) in net assets applicable to common shares	(18,325,341)	7,950,763	(4,397,631)	(6,415,046)
Net assets applicable to common shares at the beginning of period	1,020,716,677	1,012,765,914	559,722,078	566,137,124
Net assets applicable to common shares at the end of period	$1,002,391,336	$1,020,716,677	$555,324,447	$559,722,078
Undistributed (Over-distribution of) net investment income at the end of period	$(6,282,520)	$(4,105,940)	$(3,999,806)	$(2,306,771)

See accompanying notes to financial statements.

NUVEEN	65

Statement of Changes in Net Assets (Unaudited) (continued)

	JPS		JPT*	JPW
	Six Months Ended 1/31/17	Year Ended 7/31/16	Six Months Ended 1/31/17	Six Months Ended 1/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$73,721,298	$96,218,498	$(11,271)	$2,328,757	$4,495,864
Net realized gain (loss) from:
Investments and foreign currency	298,292	26,780,229	—	414,491	(3,108,172)
Options written	—	—	—	(39,886)	191,671
Swaps	—	(315,121)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,446,659)	14,627,646	(371,987)	(1,816,916)	3,687,179
Options written	—	—	—	(19,607)	7,904
Swaps	13,328,709	(20,717,250)	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	80,901,640	116,594,002	(383,258)	866,839	5,274,446
Distributions to Common Shareholders
From net investment income	(75,816,290)	(98,299,558)	—	(2,507,754)	(4,498,378)
From accumulated net realized gains	—	—	—	—	—
Return of capital	—	—	—	—	(735,483)
Decrease in net assets applicable to common shares from distributions to common shareholders	(75,816,290)	(98,299,558)	—	(2,507,754)	(5,233,861)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	778,167,361	—	—	—
Proceeds from sale of shares, net of offering costs	—	—	159,737,500	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	98,377	—	—	—
Cost of shares repurchased and retired	—	—	—	—	(92,957)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	778,265,738	159,737,500	—	(92,957)
Net increase (decrease) in net assets applicable to common shares	5,085,350	796,560,182	159,354,242	(1,640,915)	(52,372)
Net assets applicable to common shares at the beginning of period	1,970,818,978	1,174,258,796	100,273	68,821,117	68,873,489
Net assets applicable to common shares at the end of period	$1,975,904,328	$1,970,818,978	$159,454,515	$67,180,202	$68,821,117
Undistributed (Over-distribution of) net investment income at the end of period	$5,206,849	$7,301,841	$(11,271)	$(596,191)	$(417,194)
*	For the period ended January 26, 2017 (commencement of operations) through January 31, 2017.

See accompanying notes to financial statements.

66	NUVEEN

Statement of Cash Flows	Six Months Ended January 31, 2017 (Unaudited)

	JPC	JPI	JPS	JPW
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$20,045,973	$17,170,401	$80,901,640	$866,839
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(144,883,573)	(56,915,052)	(189,707,057)	(17,074,798)
Proceeds from sales and maturities of investments	149,084,769	59,893,012	190,116,466	18,747,802
Proceeds from (Purchases of) short-term investments, net	(2,640,236)	(3,384,251)	7,157,496	(1,009,457)
Premiums received for call options written	199,601	—	—	56,283
Cash paid for terminated call options written	(566,041)	—	—	(158,964)
Proceeds from litigation settlement	121,478	—	173,973	—
Amortization (Accretion) of premiums and discounts, net	144,588	111,808	406,159	(15,019)
(Increase) Decrease in:
Cash collateral at brokers	—	5,499,999	—	—
Receivable for interest rate swap premiums paid	(1,135,670)	(1,139,256)	(2,261,177)	—
Receivable for dividends	918,637	366,394	420,613	33,441
Receivable for interest	(1,016,406)	(471,877)	(673,729)	20,291
Receivable for investments sold	1,726,138	(16,600)	879,329	(168,241)
Receivable for reclaims	41,095	42,612	61,839	(4,875)
Other assets	9,994	(1,930)	9,050	3,241
Increase (Decrease) in:
Payable for investments purchased	769,233	(693,585)	(6,006,527)	370,451
Accrued interest on borrowings	(22,463)	(12,508)	(61,998)	6,707
Accrued management fees	(1,597)	2,907	49,619	(57)
Accrued Trustees fees	12,181	7,188	25,184	678
Accrued other expenses	27,282	1,922	(392,584)	8,312
Net realized (gain) loss from:
Investments and foreign currency	(3,898,713)	(1,995,530)	(298,292)	(414,491)
Options written	209,996	—	—	39,886
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	26,523,920	10,026,337	6,446,659	1,816,916
Options written	7,871	—	—	19,607
Swaps	(6,694,313)	(5,252,766)	(13,328,709)	—
Net cash provided by (used in) operating activities	38,983,744	23,239,225	73,917,954	3,144,552
Cash Flows from Financing Activities
Net borrowings through reverse repurchase agreements	—	—	150,000,000	—
Proceeds from borrowings	—	—	1,900,000	—
Repayment of borrowings	—	—	(150,000,000)	—
Increase (Decrease) in cash overdraft	—	(1,402,016)	—	—
Cash distributions paid to common shareholders	(38,657,026)	(21,837,209)	(75,817,954)	(2,509,380)
Net cash provided by (used in) financing activities	(38,657,026)	(23,239,225)	(73,917,954)	(2,509,380)
Net Increase (Decrease) in Cash	326,718	—	—	635,172
Cash at the beginning of period	1,779	—	—	—
Cash at the end of period	$328,497	$—	$—	$635,172

Supplemental Disclosure of Cash Flow Information*	JPC	JPI	JPS	JPW
Cash paid for interest on borrowings (excluding borrowing costs)	$3,027,213	$1,685,532	$5,874,991	$207,470
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	73,445	—	—

See accompanying notes to financial statements.

NUVEEN	67

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

JPC

Year Ended 7/31:
2017(k)	$10.53	$0.37		$(0.16)	$0.21	$(0.40)	$—	$(0.40)	$—		$10.34	$9.92
2016	10.45	0.77		0.11	0.88	(0.80)	—	(0.80)	—		10.53	10.43
2015	10.67	0.80		(0.25)	0.55	(0.77)	—	(0.77)	—	*	10.45	9.19
2014	10.26	0.79		0.38	1.17	(0.76)	—	(0.76)	—	*	10.67	9.34
2013(g)	10.28	0.46		(0.04)	0.42	(0.44)	—	(0.44)	—		10.26	9.35
Year Ended 12/31:
2012	8.67	0.76		1.61	2.37	(0.76)	—	(0.76)	—		10.28	9.71
2011	9.62	0.51		(0.72)	(0.21)	(0.75)	—	(0.75)	0.01		8.67	8.01

JPI

Year Ended 7/31:
2017(k)	24.60	0.88		(0.13)	0.75	(0.95)	—	(0.95)	—		24.40	23.77
2016	24.88	1.86		(0.01)	1.85	(1.95)	(0.18)	(2.13)	—		24.60	24.59
2015	25.51	1.96		(0.65)	1.31	(1.94)	—	(1.94)	—		24.88	22.28
2014	25.06	1.98		0.93	2.91	(1.97)	(0.49)	(2.46)	—		25.51	23.11
2013	23.81	1.89		1.32	3.21	(1.86)	(0.10)	(1.96)	—	*	25.06	23.68
2012(h)	23.88	—	*	(0.02)	(0.02)	—	—	—	(0.05)		23.81	25.50

	Borrowings at the End of Period(j)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPC

Year Ended 7/31:
2017(k)	$404,100	$3,481
2016	404,100	3,526
2015	404,100	3,506
2014	402,500	3,572
2013(g)	402,500	3,473
Year Ended 12/31:
2012	383,750	3,599
2011	348,000	3,416

JPI

Year Ended 7/31:
2017(k)	225,000	3,468
2016	225,000	3,488
2015	225,000	3,516
2014	225,000	3,580
2013	225,000	3,535

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

68	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(f)

2.00%	(1.01)%	$1,002,391	1.81	%***	7.13	%***	N/A	N/A	7%
9.01	23.47	1,020,717	1.73		7.58		N/A	N/A	17
5.36	6.76	1,012,766	1.63		7.55		N/A	N/A	44
11.97	8.50	1,035,146	1.67		7.73		N/A	N/A	41
4.09	0.63	995,460	1.67	***	7.47	***	N/A	N/A	27

28.17	31.44	997,484	1.79		7.85		N/A	N/A	123
(2.23)	4.95	840,643	1.73		5.40		1.70%	5.43%	34

3.11	0.58	555,324	1.86	***	7.12	***	N/A	N/A	7
7.96	20.97	559,722	1.77		7.73		N/A	N/A	23
5.30	4.83	566,137	1.66		7.80		N/A	N/A	26
12.34	8.71	580,516	1.73		7.96		N/A	N/A	37
13.69	0.41	570,298	1.72		7.51		N/A	N/A	57
(0.23)	2.00	476,252	0.97	***	(0.96	)***	N/A	N/A	—

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense paid and other costs related to borrowings, where applicable, as follows:

JPC	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(e)	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2017(k)	—%	0.59	%***
2016	—	0.50
2015	—	0.41
2014	—	0.43
2013(g)	—	0.45	***
Year Ended 12/31:
2012	—	0.52
2011	— **	0.43

JPI

Year Ended 7/31:
2017(k)		0.60	%***
2016	—%	0.50
2015	—	0.41
2014	—	0.45
2013(i)	—	0.48	***

(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing JPC for any fees or expenses.
(e)	Effective for periods beginning after December 31, 2011, JPC no longer makes short sales of securities.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the seven months ended July 31, 2013.
(h)	For the period July 26, 2012 (commencement of operations) through July 31, 2012.
(i)	For the period August 29, 2012 (first utilization date of borrowings) through July 31, 2013.
(j)	JPI did not utilize borrowings prior to the fiscal year ended July 31, 2013.
(k)	For the six months ended January 31, 2017.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.

See accompanying notes to financial statements.

NUVEEN	69

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Offering Costs	Ending NAV	Ending Share Price
JPS
Year Ended 7/31:
2017(k)	$9.67	$0.36		$0.03	$0.39	$(0.37)	$—	$—	$(0.37)	$—		$—	$9.69	$9.62
2016	9.75	0.69		(0.07)	0.62	(0.70)	—	—	(0.70)	—		—	9.67	9.63
2015	9.95	0.68		(0.15)	0.53	(0.73)	—	—	(0.73)	—		—	9.75	9.08
2014	9.45	0.69		0.47	1.16	(0.66)	—	—	(0.66)	—		—	9.95	8.92
2013	9.12	0.69		0.30	0.99	(0.66)	—	—	(0.66)	—		—	9.45	8.47
2012	8.77	0.69		0.32	1.01	(0.66)	—	—	(0.66)	—		—	9.12	9.34
JPT
Year Ended 7/31:
2017(e)	24.63	—	*	(0.06)	(0.06)	—	—	—	—	—		(0.05)	24.52	24.90
JPW
Year Ended 7/31:
2017(k)	18.61	0.63		(0.40)	0.23	(0.68)	—	—	(0.68)	—		—	18.16	16.94
2016	18.59	1.21		0.22	1.43	(1.21)	—	(0.20)	(1.41)	—	*	—	18.61	16.78
2015	19.96	1.37		(0.78)	0.59	(1.47)	(0.49)	—	(1.96)	—		—	18.59	16.30
2014	18.91	1.42		1.14	2.56	(1.51)	—	—	(1.51)	—		— *	19.96	18.28
2013(f)	19.10	0.03		(0.18)	(0.15)	—	—	—	—	—		(0.04)	18.91	19.80

	Borrowings at End of Period(j)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
JPS
Year Ended 7/31:
2017(k)	$796,900	$3,479
2016	945,000	3,086
2015	465,800	3,521
2014	464,000	3,581
2013	464,000	3,451
2012	427,000	3,570
JPW
Year Ended 7/31:
2017(k)	27,000	3,488
2016	27,000	3,549
2015	30,000	3,296
2014	30,000	3,465

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

70	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(g)

4.15%	3.94%	$1,975,904	1.94	%**	7.47	%**	N/A		N/A		7%
6.77	14.48	1,970,819	1.84		7.31		N/A		N/A		36
5.47	10.35	1,174,259	1.64		6.92		1.64	(i)	6.92	(i)	8
12.83	13.76	1,197,726	1.69		7.32		N/A		N/A		16
10.98	(2.63)	1,137,303	1.71		7.23		N/A		N/A		32
12.32	25.17	1,097,385	1.80		8.13		N/A		N/A		19

(0.22)	(0.40)	159,455	0.43		(0.43)		N/A		N/A		0

1.27	5.11	67,180	1.98	**	6.84	**	N/A		N/A		18
8.49	12.89	68,821	1.91		6.96		N/A		N/A		63
3.19	(0.02)	68,873	1.82		7.15		N/A		N/A		122
14.26	0.80	73,948	1.70		7.51		N/A		N/A		71
(0.99)	(1.00)	66,297	1.40	**	1.93	**	N/A		N/A		3

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and reverse repurchase agreements (as described in Note 8 – Borrowing Arrangements), where applicable.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JPS
Year Ended 7/31:
2017(k)	0.67	%**
2016	0.50
2015	0.40
2014	0.43
2013	0.47
2012	0.55
JPW
Year Ended 7/31:
2017(k)	0.53	%**
2016	0.44
2015	0.37
2014(h)	0.33	**

(d)	After expense reimbursement from the Adviser, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing JPS for any fees or expenses.
(e)	For the period January 26, 2017 (commencement of operations) through January 31, 2017.
(f)	For the period June 25, 2013 (commencement of operations) through July 31, 2013.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the period August 13, 2013 (first utilization date of borrowings) through July 31, 2014.
(i)	During the fiscal year ended July 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with a common share equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares reflect this voluntary expense reimbursement from Adviser.
(j)	JPW did not utilize borrowings prior to the fiscal year ended July 31, 2014.
(k)	For the six months ended January 31, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.
N/A	The Fund does not have or no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

NUVEEN	71

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred Income Opportunities Fund (JPC)

•	Nuveen Preferred and Income Term Fund (JPI)

•	Nuveen Preferred Securities Income Fund (JPS)

•	Nuveen Preferred and Income 2022 Term Fund (JPT)

•	Nuveen Flexible Investment Income Fund (JPW)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for JPT), closed-end management investment companies. JPC, JPI, JPS, JPT and JPW were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002, July 6, 2016 and March 28, 2013, respectively.

The end of the reporting period for the Funds is January 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2017 (the “current fiscal period”). The reporting period for JPT is the period January 26, 2017 (commencement of operations) through January 31, 2017.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of JPC portfolio. NAM manages the investment portfolio of JPI and JPT, Spectrum manages the investment portfolio of JPS, while NWQ manages the investment portfolio of JPW. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s in swap contracts.

Investment Objectives and Principal Investment Strategies

JPC’s investment objective is to provide high current income and total return by investing at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

JPI’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income producing securities. At least 50% of its managed assets are rated investment grade (BBB/Baa or better by one of the nationally recognized statistical rating organizations “NRSROs”) at the time of investment.

JPS’s investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value. The Fund invests at least 80% of its managed assets in preferred securities and up to 20% of its managed assets in debt securities, including convertible debt securities and convertible preferred securities. The Fund invests at least 50% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment.

JPT’s investment objective is to provide a high level of current income and total return by investing at least 80% of its managed assets in preferred and other income-producing securities. The Fund may invest without limit in investment grade securities (BB+/Ba1 or lower) but no more than 10% in securities rated below B-/B3 at the time of investment. Up to 40% of its managed assets may be in securities issued by companies located anywhere in the world, but no more than 10% in securities of issuers in emerging market countries, and 100% in U.S. dollar-denominated securities. The Fund does not invest in contingent capital securities (“CoCos”).

72	NUVEEN

JPW’s investment objectives are to provide high current income and, secondarily, capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in income producing preferred, debt, and equity securities issued by companies located anywhere in the world. The Fund will invest in income producing securities across the capital structure – in any type of debt, preferred or equity securities offered by a particular company, or debt securities issued by a government. The Fund will invest 100% of its managed assets in U.S. dollar-denominated securities, and may invest up to 50% of its managed assets in securities of non-U.S. companies. The Fund may invest up to 40% of its managed assets in equity securities (other than preferred securities). At least 25% of the aggregate market value of the Fund’s investments in debt and preferred securities that are of a type customarily rated by a credit rating agency will be rated investment grade, or if unrated, will be judged to be of comparable quality by NWQ. The Fund will invest at least 25% of its managed assets in securities issued by financial services companies. The Fund may invest up to 15% of its managed assets in securities and other instruments that, at the time of purchase, are illiquid. The Fund may opportunistically write (sell) covered call options on the Fund’s portfolio of equity securities for the purpose of enhancing the Fund’s risk-adjusted total return over time. The Fund anticipates using leverage to help achieve its investment objectives. The Fund may utilize leverage in the form of borrowings from a financial institution or the issuance of preferred shares or other senior securities, such as commercial paper or notes.

Organizational Expenses

Prior to the commencement of operations for JPT on January 26, 2017, the Fund had no operations other than those related to organizational matters, the Fund’s initial contribution of $100,273, by the Adviser, and the recording of the Fund’s organizational expenses ($11,000) and its reimbursement by the Adviser.

Fund Reorganizations

During November 2016, the Funds’ Board of Trustees (the “Board”) approved to reorganize JPW (the “Target Fund”) into JPC (the “Acquiring Fund”) (the “Reorganization”). The Reorganization is intended to reduce common shareholder fees and expenses and increases common net earnings.

The Reorganization is subject to customary conditions, including shareholder approval at annual shareholder meetings.

Upon the closing of the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Holders of common shares of the Target Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements, Rehypothecation.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

NUVEEN	73

Notes to Financial Statements (Unaudited) (continued)

Dividends to common shareholders are declared monthly. For JPC, JPI, JPS and JPT net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

JPW makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, JPW seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of July 31 each year.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official

74	NUVEEN

closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

JPC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$31,675,726	$5,173,270	**	$—	$36,848,996
$25 Par (or similar) Retail Preferred	473,144,307	71,916,354	**	—	545,060,661
Convertible Preferred Securities	27,539,492	1,444,000	**	—	28,983,492
Corporate Bonds	—	140,106,351		—	140,106,351
$1,000 Par (or similar) Institutional Preferred	—	643,162,886		—	643,162,886

Short-Term Investments:
Repurchase Agreements	—	8,717,354		—	8,717,354

Investments in Derivatives:
Interest Rate Swaps***	—	(5,443,465)		—	(5,443,465)
Total	$532,359,525	$865,076,750		$—	$1,397,436,275

NUVEEN	75

Notes to Financial Statements (Unaudited) (continued)

JPI	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$158,579,367	$66,776,009	**	$—	$225,355,376
Corporate Bonds	—	60,360,388		—	60,360,388
$1,000 Par (or similar) Institutional Preferred	—	484,692,247		—	484,692,247

Short-Term Investments:
Repurchase Agreements	—	3,384,251		—	3,384,251

Investments in Derivatives:
Interest Rate Swaps***	—	(6,530,573)		—	(6,530,573)
Total	$158,579,367	$608,682,322		$—	$767,261,689
JPS
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$395,288,972	$69,661,781	**	$—	$464,950,753
Convertible Preferred Securities	12,769,564	—		—	12,769,564
Corporate Bonds	—	181,301,225		—	181,301,225
$1,000 Par (or similar) Institutional Preferred	—	2,142,831,499		—	2,142,831,499
Investment Companies	24,456,185	—		—	24,456,185

Short-Term Investments:
Repurchase Agreements	—	77,967,014		—	77,967,014

Investments in Derivatives:
Interest Rate Swaps***	—	(10,838,209)		—	(10,838,209)
Total	$432,514,721	$2,460,923,310		$—	$2,893,438,031
JPT
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$12,250,687	$1,050,000	**	$—	$13,300,687
Corporate Bonds	—	13,531,000		—	13,531,000
$1,000 Par (or similar) Institutional Preferred	—	82,699,300		—	82,699,300
Total	$12,250,687	$97,280,300		$—	$109,530,987
JPW
Long-Term Investments*:
Common Stocks	$11,267,318	$1,851,672	**	$—	$13,118,990
Convertible Preferred Securities	4,295,298	410,400	**	—	4,705,698
$25 Par (or similar) Retail Preferred	19,295,311	—		—	19,295,311
Corporate Bonds	—	45,316,532		—	45,316,532
$1,000 Par (or similar) Institutional Preferred	—	9,504,162		—	9,504,162

Short-Term Investments:
Repurchase Agreements	—	1,286,691		—	1,286,691
Total	$34,857,927	$58,369,457		$—	$93,227,384
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

76	NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments
Country:
United Kingdom	$87,239,278	6.2%
France	46,853,822	3.3
Canada	29,674,750	2.1
Australia	24,086,389	1.7
Other	147,115,644	10.6
Total non-U.S. securities	$334,969,883	23.9%
JPI
Country:
United Kingdom	$78,660,466	10.2%
France	46,327,046	6.0
Australia	25,137,236	3.2
Switzerland	21,498,070	2.8
Other	121,166,405	15.6
Total non-U.S. securities	$292,789,223	37.8%
JPS
Country:
United Kingdom	$509,118,034	17.5%
France	233,126,081	8.0
Switzerland	173,883,128	6.0
Netherlands	117,444,366	4.0
Other	340,563,833	11.8
Total non-U.S. securities	$1,374,135,442	47.3%

NUVEEN	77

Notes to Financial Statements (Unaudited) (continued)

JPT	Value	% of Total Investments
Country:
United Kingdom	$7,472,525	6.8%
Japan	6,120,000	5.6
Canada	4,360,000	4.0
Netherlands	3,513,750	3.2
Other	9,628,750	8.8
Total non-U.S. securities	$31,095,025	28.4%
JPW
Country:
Canada	$4,106,306	4.4%
United Kingdom	2,870,491	3.1
Luxembourg	1,506,312	1.6
Germany	1,377,682	1.5
Other	2,925,538	3.1
Total non-U.S. securities	$12,786,329	13.7%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
JPC	Fixed Income Clearing Corporation	$8,717,354	$(8,717,354)	$—
JPI	Fixed Income Clearing Corporation	3,384,251	(3,384,251)	—
JPS	Fixed Income Clearing Corporation	77,967,014	(77,967,014)	—
JPW	Fixed Income Clearing Corporation	1,286,691	(1,286,691)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

78	NUVEEN

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, JPC and JPW wrote covered call options on common stocks to hedge equity exposure.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

	JPC	JPW
Average notional amount of outstanding options written*	$(2,546,083)	$(904,733)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
JPC	Equity price	Options written	$(209,996)	$(7,871)
JPW	Equity price	Options written	(39,886)	(19,607)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

NUVEEN	79

Notes to Financial Statements (Unaudited) (continued)

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, JPC, JPI and JPS continued to utilize forward starting interest rate swap contracts to partially hedge the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPS
Average notional amount of interest rate swap contracts outstanding*	$228,592,000	$168,750,000	$455,138,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(5,443,465)
JPI
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(6,710,573)
JPS
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(10,838,209)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

80	NUVEEN

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

						Gross Amount Net Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	JPMorgan Chase Bank, N.A.	$—	$(5,443,465)	$—	$(5,443,465)	$3,718,215	$1,725,250	$—
JPI	JPMorgan Chase Bank, N.A.	$—	$(6,710,573)	$—	$(6,710,573)	$3,574,092	$3,136,481	$—
JPS	JPMorgan Chase Bank, N.A.	$—	$(10,838,209)	$—	$(10,838,209)	$7,403,151	$3,435,058	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JPC	Interest rate	Swaps	$—	$6,694,313
JPI	Interest rate	Swaps	—	5,072,766
JPS	Interest rate	Swaps	—	13,328,709

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JPC		JPI
	Six Months Ended 1/31/17	Year Ended 7/31/16	Six Months Ended 1/31/17	Year Ended 7/31/16
Common shares:
Repurchased and retired	—	—	—	—
Issued to shareholders due to reinvestment of distributions	—	8,729	2,961	1,570
Weighted average common share:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—%	—%	—%	—%

NUVEEN	81

Notes to Financial Statements (Unaudited) (continued)

	JPS		JPT*	JPW
	Six Months Ended 1/31/17	Year Ended 7/31/16	For the Period 1/26/17 (commencement of operations) through 1/31/17	Six Months Ended 1/31/17	Year Ended 7/31/16
Common shares:
Issued in the reorganizations	—	83,403,764	—	—	—
Sold	—	—	6,500,000	—	—
Repurchased and retired	—	—	—	—	(6,500)
Issued to shareholders due to reinvestment of distributions	—	10,454	—	—	—
Weighted average common share:
Price per share repurchased and retired	$—	$—	$—	$—	$14.28
Discount per share repurchased and retired	—%	—%	—%	—%	15.28%
*	Prior to the commencement of operations, the Adviser purchased 4,072 shares, which are still held as of the end of the reporting period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	JPC	JPI	JPS	JPT	JPW
Purchases	$144,883,573	$56,915,052	$189,707,057	$109,902,974	$17,074,798
Sales and maturities	149,084,769	59,893,012	190,116,466	—	18,747,802

Transactions in options written for the following Funds during the current fiscal period were as follows:

	JPC		JPW
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	1,460	$156,444	979	$62,794
Options written	1,341	199,601	379	56,284
Options terminated in closing purchase transactions	(1,385)	(215,870)	(388)	(60,600)
Options exercised	(928)	(87,284)	(263)	(24,737)
Options expired	(488)	(52,891)	(707)	(33,741)
Options outstanding, end of period	—	$—	—	$—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on real estate investment trust (“REIT”) investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

82	NUVEEN

As of January 31, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	JPC	JPI	JPS	JPT	JPW
Cost of investments	$1,348,290,684	$748,017,446	$2,792,907,205	$109,902,974	$90,335,768
Gross unrealized:
Appreciation	$64,127,433	$30,414,310	$155,431,065	$31,224	$4,031,299
Depreciation	(9,538,377)	(4,639,494)	(44,062,030)	(403,211)	(1,139,683)
Net unrealized appreciation (depreciation) of investments	$54,589,056	$25,774,816	$111,369,035	$(371,987)	$2,891,616

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments, distribution reallocations, federal taxes paid, investments in partnerships, expiration of capital loss carryforwards, nondeductible reorganization expenses, reorganization adjustments and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2016, the Funds’ last tax year end, as follows:

	JPC	JPI	JPS	JPW
Paid-in-surplus	$(98,640,698)	$694	$74,365,303	$(55)
Undistributed (Over-distribution of) net investment income	(2,377,348)	(1,569,871)	(841,816)	141,308
Accumulated net realized gain (loss)	101,018,046	1,569,177	(73,523,487)	(141,253)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Funds’ last tax year end, were as follows:

	JPC	JPI	JPS	JPW
Undistributed net ordinary income[1]	$4,590,326	$858,294	$20,330,554	$—
Undistributed net long-term capital gains	—	—	—	—

[1]      Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2016 and paid on August 1, 2016. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	JPC	JPI	JPS	JPW
Distributions from net ordinary income[2]	$77,898,377	$44,433,768	$92,646,305	$4,547,281
Distributions from net long-term capital gains	—	4,143,412	—	—
Return of capital	—	—	—	735,483

[2]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains if any.

As of July 31, 2016, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	JPC	JPI	JPS[3]	JPW
Expiration:
July 31, 2017	$204,895,930	$—	$318,462,924	$—
July 31, 2018	9,385,427	—	321,212,384	—
July 31, 2019	—	—	10,696,373	—
Not subject to expiration	19,456,396	3,580,539	—	5,299,726
Total	$233,737,753	$3,580,539	$650,371,681	$5,299,726

[3]	A portion of JPS’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of July 31, 2016, the Funds’ last tax year end, $146,504,371 of JPS’s capital loss carryforward was written off due to limitations under the Internal Revenue Code and related regulations.

As of July 31, 2016, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	JPC	JPS
Expired capital loss carryforwards	$98,640,698	$232,620,226

NUVEEN	83

Notes to Financial Statements (Unaudited) (continued)

During the Funds’ last tax year ended July 31, 2016, the following Fund utilized capital loss carryforwards as follows:

JPS
Utilized capital loss carryforwards	$23,698,469

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to JPS. During the current fiscal period, JPS paid Spectrum commissions of $48,292.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JPC	JPI	JPS	JPT	JPW
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2017, the complex-level fee rate for each of the Funds was 0.1621%.

Other Transactions with Affiliates

The Funds pays no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

84	NUVEEN

8. Fund Leverage

Borrowings

JPC, JPI, JPS, and JPW have each entered into a committed financing agreement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	JPC	JPI	JPS	JPW
Maximum commitment amount	$404,100,000	$225,000,000	$850,000,000	$35,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JPC	JPI	JPS	JPW
Outstanding balance on Borrowings	$404,100,000	$225,000,000	$796,900,000	$27,000,000

For JPC, JPI and JPS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum (0.75% per annum for JPS) on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. JPW’s interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed and 0.15% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 40% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	JPC	JPI	JPS	JPW
Average daily balance outstanding	$404,100,000	$225,000,000	$842,644,022	$27,000,000
Average annual interest rate	1.45%	1.45%	1.35%	1.30%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation

JPC, JPI and JPS entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$243,720,246	$131,377,592	$323,422,384

JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI	JPS
Rehypothecation Fees	$40,166	$20,402	$71,514

NUVEEN	85

Notes to Financial Statements (Unaudited) (continued)

Reverse Repurchase Agreements

During the current fiscal period, JPS entered into reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Rate	Principal Amount	Maturity	Value	Value and Accrued Interest
BNP Paribas	1-Month LIBOR plus 0.75%	$(150,000,000)	9/28/21	$(150,000,000)	$(150,013,646)

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$150,000,000
Weighted average interest rate	1.39%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to counterparty**	Net Exposure
BNP Paribas	$(150,013,646)	$150,013,646	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Subsequent Events

Borrowing Arrangements

On February 2, 2017, JPT entered into a $45,000,000 (maximum commitment amount) committed financing agreement (“Borrowings”) and drew $42,500,000. Interest is charged on the Borrowings at the 1-Month LIBOR plus 0.70% per annum on the amounts borrowed. In addition to interest, the Fund also accrues a 0.125% per annum commitment fee on the undrawn portion of the Borrowings and a one-time upfront fee of 0.10% per annum on the maximum commitment amount.

Common Share Issuance

On March 15, 2017, JPT issued an additional 315,563 common shares in connection with an exercise by the underwriters of their over allotment option.

86	NUVEEN

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

JPC, JPI, JPS and JPW intend to repurchase, through their open market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPW
Common shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	87

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Basel III: A comprehensive set of reform measures designed to improve the regulation, supervision and risk management within the banking sector. The Basel Committee on Banking Supervision published the first version of Basel III in late 2009, giving banks approximately three years to satisfy all requirements. Largely in response to the credit crisis, banks are required to maintain proper leverage ratios and meet certain capital requirements.

∎	BofA/Merrill Lynch Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎	BofA/Merrill Lynch U.S. All Capital Securities Index: An index comprised of four sub-indexes that better represent the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	BofA/Merrill Lynch U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎	BofA/Merrill Lynch U.S. High Yield Index: An index that tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may

88	NUVEEN

continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎	Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	JPC Blended Benchmark (New Blended Benchmark): A blended return consisting of 50% BofA/Merrill Lynch Fixed Rate Preferred Securities Index, 30% BofA/Merrill Lynch U.S. All capital Securities Index and 20% BofA/Merrill Lynch Contingent Capital Securities USD Hedged Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	JPC Blended Benchmark (Old JPC Blended Benchmark): A blended return consisting of 82.5% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and 17.5% of the Barclays USD Capital Securities Index. The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎	JPI Blended Benchmark (Old Blended Benchmark): A blended return consisting of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and the Barclays USD Capital Securities Index. The JPI Blended Benchmark Index is comprised of a 65% weighting in the BofA/Merrill Lynch Preferred Securities Fixed Rate Index, and a 35% weighting in the Barclays USD Capital Securities Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎	JPI Blended Benchmark Index (New Blended Benchmark): The JPI Blended Benchmark is a blended return consisting of 60% BofA/Merrill Lynch U.S. All Capital Securities Index and 40% BofA/Merrill Lynch Contingent Capital Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎	JPS Blended Benchmark (Old Blended Benchmark): A blended return consisting of: 1) 55% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index, an unmanaged index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; and 2) 45% of the Barclays Tier 1 Capital Securities Index, an unmanaged index that includes securities that can generally be viewed as hybrid fixed-income securities that either receive regulatory capital treatment or a degree of “equity credit” from a rating agency. Index returns do not include the effects of any sales charges or management fees.

∎	JPS Blended Benchmark (New Blended Benchmark): A blended return consisting of: 1) 40% of the BofA/Merrill Lynch Contingent Capital Securities USD Hedged Index (CoCo), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the BofA/Merrill Lynch U.S. All Capital Securities Index (IOCS), a subset of the BofA/Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

NUVEEN	89

Glossary of Terms Used in this Report (continued)

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Option-adjusted spread (OAS): An option-adjusted spread is a more meaningful spread statistic for mortgage-backed securities, which experience cash flows over multiple time periods, and for which the borrower has the option to re-pay principal at any time. OAS is based on modeled forecasts for voluntary repayments, as well as discounted cash flows, to arrive at a market-weighted spread over a known Treasury benchmark.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

∎	S&P U.S. Preferred Stock Index: An index designed to serve the investment community’s need for an investable benchmark representing the U.S. preferred stock market. Preferred stocks are a class of capital stock that pays dividends at a specified rate and has a preference over common stock in the payment of dividends and the liquidation of assets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

90	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	91

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements between the Adviser and the applicable sub-adviser(s), and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term, the Board is required to consider the continuation of the advisory agreements and sub-advisory agreements on an annual basis. A discussion of the Board’s approval of the renewal of the advisory arrangements for the Nuveen Preferred Income Opportunities Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred Securities Income Fund and Nuveen Flexible Investment Income Fund is set forth in such Funds’ annual report for the period ended July 31, 2016. The Nuveen Preferred and Income 2022 Term Fund (the “2022 Term Fund”) is new. The initial advisory agreement between the Adviser and the 2022 Term Fund and the initial sub-advisory agreement between the Adviser and Nuveen Asset Management, LLC, on behalf of the 2022 Term Fund, were approved at a meeting of the Board of the 2022 Term Fund held on October 9, 2016 (the “October Meeting”). The discussion of the approval at the October Meeting of the advisory arrangements for the 2022 Term Fund is set forth below:

NUVEEN PREFERRED AND INCOME 2022 TERM FUND

The Board Members are responsible for approving advisory arrangements for the 2022 Term Fund (for purposes of the discussion below, the “Fund”), and, at the October Meeting (for purposes of the discussion below, the “Meeting”), considered and approved the investment management agreement (for purposes of the discussion below, the “Investment Management Agreement”) between the Fund and the Adviser, and the investment sub-advisory agreement (for purposes of the discussion below, the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). For purposes of the discussion below, the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and

92	NUVEEN

compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A.	Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds (as applicable) and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized that the Adviser provides a comprehensive set of services to manage and operate the Nuveen funds, including: (a) product management (such as setting dividends; positioning the product in the marketplace; maintaining and enhancing shareholder communications; and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements; interpreting regulations and policies; and overseeing fund activities); and (g) with respect to certain closed-end funds, providing leverage management.

In addition, the Independent Board Members have considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was expected to primarily provide the portfolio advisory services to the Fund. In addition, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B.	Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and sub-advised by the Sub-Adviser, including the Nuveen Preferred and Income Term Fund (the “Preferred and Income Term Fund”), another

NUVEEN	93

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Nuveen closed-end fund with certain similarities to the contemplated Fund. In this regard, the Independent Board Members reviewed certain performance information relating to the Preferred and Income Term Fund for various time periods (i.e., 3 months, 6 months, year-to-date, one year, two years, three years and since inception) as of September 30, 2016.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common assets and total managed assets), as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. The Independent Board Members also considered the management fee applicable to the Nuveen Preferred Securities Fund, a Nuveen open-end fund managed by the same portfolio managers as those that are expected to manage the Fund, but noted the differences between the Fund’s investment strategy and the investment strategy of such open-end fund. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund and noted that the proposed management fee structure for the Fund was in-line with certain other Nuveen closed-end funds that invest in preferred securities.

The Independent Board Members recognized that assets attributable to the Fund’s use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). “Total assets” for this purpose includes assets attributable to the Fund’s use of leverage. The Independent Board Members recognized that the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets (and therefore increasing the Adviser’s and the Sub-Adviser’s fees), means that the Adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members noted, however, that the Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board.

The Independent Board Members considered the proposed management fee rate as a percentage of Managed Assets before any fund-level and complex-wide breakpoints. In addition, the Independent Board Members considered that the Fund would have a fund-level breakpoint schedule as well as the complex-wide breakpoint schedule (described in further detail below). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

At the Meeting and/or at prior meetings, the Board considered information regarding the fees that the Fund Advisers assess to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund would have an affiliated sub-adviser. With respect to affiliated sub-advisers, the Board has previously reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board has also reviewed information regarding the different types of services expected to be provided to the Fund compared to those provided to these other clients which typically do not require the same breadth of day-to-day services required for registered funds. Further, the Board has previously considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types

94	NUVEEN

of clients. In addition, the Independent Board Members have also previously recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members have recognized that the foregoing variations result in different economics among the product structures and culminate in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund would have a sub-adviser, its management fee reflected two components, the fee that would be retained by the Adviser for its services and the fee the Adviser would pay to the Sub-Adviser. The Board noted that many of the administrative services that the Adviser was expected to provide to support the Fund may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board has noted that higher fee levels reflect higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees at the Meeting and/or at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. At the Meeting and/or at prior meetings, the Independent Board Members have reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen. The Independent Board Members have also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. Additionally, the Independent Board Members noted that the sub-advisory fee for the Fund would be paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. At the Meeting and/or at prior meetings, the Independent Board Members have recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board has also reviewed the results of certain alternative methodologies. The Board has considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members have also served as point persons for the Board to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes.

At the Meeting and/or at prior meetings, the Board has also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members have recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members have noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board has reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members have noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members have also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members have previously reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities. The Independent Board Members have also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser.

NUVEEN	95

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates are expected to receive that would be directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members have determined that the Adviser’s and the Sub-Adviser’s levels of profitability are reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, although economies of scale are difficult to measure with precision. The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the management fee schedule. Subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component. Generally, the fund level fee component declines as the assets of a particular fund grow. Accordingly, the Independent Board Members reviewed and considered the proposed management fee for the Fund, taking into account that there would be fund-level breakpoints. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although closed-end funds (such as the Fund) may from time to time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolios.

In addition, at the Meeting and/or at prior meetings, the Board has also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, generally, the complex-level fee component declines when eligible assets of the funds in the Nuveen complex combined grow. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that such arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs are spread over a larger asset base.

Further, the Board has noted that economies of scale may be shared through the Adviser’s investment in its business and, at the Meeting and/or at prior meetings, the Independent Board Members have recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. In this regard, the Independent Board Members have noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members have also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other additional benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, with respect to closed-end funds, the Independent Board Members recognized that affiliates of the Adviser may receive revenues for serving as co-manager in an initial public offering of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions will be allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft dollar arrangements. The Board has noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal

96	NUVEEN

basis and do not generate soft dollar credits. Although the Board recognized that the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

NUVEEN	97

Notes

98	NUVEEN

Notes

NUVEEN	99

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-B-0117D        124132

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Flexible Investment Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: April 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: April 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 7, 2017